                                                    INVESCO ADVISOR FUNDS, INC.

[LOGO OF INVESCO APPEARS HERE]                                     JUNE 2, 1997
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Dear INVESCO Advisor Funds Shareholder:

  Enclosed is a proxy statement for the July 9, 1997 special meeting of shareholders of all Series ("Portfolios") of INVESCO Advisor Funds, Inc. ("Company"). The recently completed merger of INVESCO Group Services, Inc., a subsidiary of INVESCO PLC, and A I M Management Group Inc. ("AIM Group") has created an organization with over $160 billion in assets under management. As one of the largest independent investment companies in the world, we are now positioned to offer fund shareholders additional investment options and improved services.

  To facilitate this process, the Company's Board of Directors ("Directors") has determined that it would be advisable to consolidate the Company's investment advisory, marketing, administration, fund accounting and distribution services with those of The AIM Family of Funds(R) registered investment companies ("AIM Funds"). To effect this consolidation, it is necessary for shareholders to approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM"), to approve the reflection of this change in five subadvisory arrangements, to approve a new Sub-Advisory Agreement for INVESCO Advisor International Value Portfolio, and to elect the AIM Fund directors as directors of the Company. The sub-advisers who manage five of the Portfolios will not change. However, AIM will directly advise INVESCO Advisor Cash Management Portfolio, without a sub-adviser. Also INVESCO Global Asset Management Limited will become Sub-Adviser to INVESCO Advisor International Value Portfolio, but the individuals responsible for managing this Portfolio will not change. Management believes that the proposed consolidation has potential to result, over time, in reduced expense ratios for the Portfolios and expanded investment options and services for shareholders.

  If these matters are approved by shareholders, the Company's Directors have also approved a change in the Company's name to AIM Advisor Funds, Inc., with corresponding changes to the names of each Portfolio. The Directors have also approved the use for the Company of other service providers that currently are used by the AIM Funds. These include the provision by AIM and its affiliates of distribution, operating and transfer agent services, as well as the use of State Street Bank and Trust Company as custodian.

  The important factors for shareholders are:

  . the consolidation will cause no change in the way in which the Portfolios' investments are managed, or in the investment objectives or policies of the Portfolios.

  . the consolidation will result in no change in the contractual level of the Company's expenses, although it is hoped that the Portfolios' expense ratios will decline since AIM's greater distribution capabilities provide the potential for asset growth while certain expenses will remain constant or decline.

  . the range of services and investment opportunities for shareholders will increase.

  THE DIRECTORS BELIEVE THAT THESE PROPOSED CHANGES, AS WELL AS THE PROPOSED AMENDED INVESTMENT RESTRICTIONS, ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND RECOMMEND THAT SHAREHOLDERS VOTE FOR THEM. THEREFORE, WE URGE YOU TO READ THE ENCLOSED MATERIALS AND VOTE PROMPTLY. SHOULD YOU HAVE ANY QUESTIONS, PLEASE FEEL FREE TO CALL OUR REPRESENTATIVES AT 1-800-972-9030. THEY WILL BE HAPPY TO ANSWER ANY QUESTIONS THAT YOU MIGHT HAVE.

  YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE PORTFOLIOS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO ACT ON THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CANVASS SHAREHOLDERS BY TELEPHONE. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT, TO CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND TO RETURN THE EXECUTED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

Sincerely,

/s/ Hubert Harris, Jr.

Hubert Harris, Jr.
President
INVESCO ADVISOR FUNDS, INC.

  INVESCO Advisor Equity Portfolio
  INVESCO Advisor Flex Portfolio
  INVESCO Advisor Income Portfolio
  INVESCO Advisor International Value Portfolio
  INVESCO Advisor MultiFlex Portfolio
  INVESCO Advisor Real Estate Portfolio
  INVESCO Advisor Cash Management Portfolio

                                                    INVESCO ADVISOR FUNDS, INC.

                                                    1315 PEACHTREE STREET, N.E.
                                                         ATLANTA, GEORGIA 30309
[LOGO OF INVESCO APPEARS HERE]
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                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 9, 1997

  Notice is hereby given that a special meeting of shareholders ("Meeting") of INVESCO Advisor Equity Portfolio ("Equity Portfolio"), INVESCO Advisor Flex Portfolio ("Flex Portfolio"), INVESCO Advisor Income Portfolio ("Income Portfolio"), INVESCO Advisor International Value Portfolio ("International Value Portfolio"), INVESCO Advisor MultiFlex Portfolio ("MultiFlex Portfolio"), INVESCO Advisor Real Estate Portfolio ("Real Estate Portfolio") and INVESCO Advisor Cash Management Portfolio ("Cash Management Portfolio") (collectively, "Portfolios") of INVESCO Advisor Funds, Inc. ("Company") will be held at 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309, on Wednesday, July 9, 1997, at 3:00 p.m., Eastern Time, for the following purposes:

1. To approve or disapprove a new Investment Advisory Agreement with A I M Advisors, Inc. ("AIM") (SHAREHOLDERS OF ALL PORTFOLIOS);

2. For the Portfolios indicated, to approve or disapprove a new Sub-Advisory Agreement for each such Portfolio to reflect the new investment adviser:

  A. Sub-Advisory Agreement between AIM and INVESCO Capital Management, Inc. ("ICM") (FOR SHAREHOLDERS OF EQUITY PORTFOLIO, FLEX PORTFOLIO AND INCOME PORTFOLIO ONLY);

  B. Sub-Advisory Agreement between AIM and INVESCO Management & Research, Inc. ("IMR") (FOR SHAREHOLDERS OF MULTIFLEX PORTFOLIO ONLY);

  C. Sub-Advisory Agreement between AIM and INVESCO Realty Advisors, Inc. ("IRA") (FOR SHAREHOLDERS OF REAL ESTATE PORTFOLIO ONLY);

3. To approve a new Sub-Advisory Agreement with INVESCO Global Asset Management Limited (SHAREHOLDERS OF INTERNATIONAL VALUE PORTFOLIO ONLY);

4. To elect a new Board of Directors for the Company (SHAREHOLDERS OF ALL PORTFOLIOS);

5. To approve amended investment restrictions (SHAREHOLDERS OF ALL
   PORTFOLIOS);

6. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  The Board of Directors of the Company has fixed the close of business on April 30, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournment(s) thereof.

  A complete list of shareholders of the Portfolios entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Portfolios for any purpose germane to the Meeting during ordinary business hours after May 27, 1997, at the offices of the Company, 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                   IMPORTANT

  Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

  The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of Directors and to approve Proposals 1, 2.A, 2.B, 2.C , 3 and 5.

  Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.

                                          By Order of the Board of Directors

                                          /s/ Tony D. Green

                                          Tony D. Green
                                          Secretary

Atlanta, Georgia
Dated: June 2, 1997

                                                    INVESCO ADVISOR FUNDS, INC.
                                                                   JUNE 2, 1997
[LOGO OF INVESCO APPEARS HERE]

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                          INVESCO ADVISOR FUNDS, INC.
                          1315 PEACHTREE STREET, N.E.
                            ATLANTA, GEORGIA 30309

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 9, 1997

                                 INTRODUCTION

  The enclosed proxy is being solicited by the Board of Directors ("Board" or "Directors") of INVESCO Advisor Funds, Inc. ("Company") on behalf of INVESCO Advisor Equity Portfolio ("Equity Portfolio"), INVESCO Advisor Flex Portfolio ("Flex Portfolio"), INVESCO Advisor Income Portfolio ("Income Portfolio"), INVESCO Advisor International Value Portfolio ("International Value Portfolio"), INVESCO Advisor MultiFlex Portfolio ("MultiFlex Portfolio"), INVESCO Advisor Real Estate Portfolio ("Real Estate Portfolio") and INVESCO Advisor Cash Management Portfolio ("Cash Management Portfolio") (collectively, "Portfolios"), the seven series of the Company, for use in connection with the special meeting of shareholders of the Company ("Meeting") to be held at 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309, on Wednesday, July 9, 1997, at 3:00 p.m., Eastern Time, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM TONY D. GREEN, SECRETARY OF THE COMPANY, AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309 (TELEPHONE NUMBER 1-800-972-9030). The approximate mailing date of proxies and the Proxy Statement is June 2, 1997.

  The primary purpose of the Meeting is to allow shareholders to consider several proposals which are necessary in order to implement a proposed consolidation of services for the Company with those of The AIM Family of Funds ("AIM Funds"). As more fully described below, the Company's Directors and its management believe that this consolidation can benefit the Portfolios and their shareholders. Specifically, shareholders are being asked to consider a new Investment Advisory Agreement for the Company and its Portfolios and new Sub-Advisory Agreements for five of the Portfolios, and to elect a new Board of Directors. As explained further below, A I M Advisors, Inc. ("AIM") will directly advise Cash Management Portfolio, with no subadviser. Additionally, INVESCO Global Asset Management Limited ("IGAM"), a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), will act as Sub-Adviser to International Value Portfolio under substantially the same terms as under the current Sub-Advisory Agreement for that Portfolio. There will be no substantive changes in the terms of the Investment Advisory Agreement or of the Sub-Advisory Agreements for the five other Portfolios, other than the identity of the investment adviser, the effective dates, and the reservation by AIM of rights to the "AIM" name. The identities of the Sub-Advisers for these Portfolios, and the services they provide, will not change. Finally, shareholders will be asked to approve changes to certain fundamental policies to permit greater flexibility in managing investment risks in the Portfolios.

  (SHAREHOLDERS SHOULD NOTE THAT AMVESCAP WAS PREVIOUSLY KNOWN AS "INVESCO PLC" ("INVESCO"). AS DESCRIBED FURTHER HEREIN, A MERGER WAS CONCLUDED ON FEBRUARY 28, 1997 BETWEEN THE INVESCO ORGANIZATION AND THE AIM ORGANIZATION. THE TERM "INVESCO" HEREIN REFERS TO THE PRE-MERGER INVESCO AND, AS THE CONTEXT REQUIRES, ITS PRE-MERGER AFFILIATES.)

The following table indicates the Portfolios being solicited with respect to the proposals being presented at the Meeting:

        PROPOSALS                               PORTFOLIO
   1.   Approval of new Investment Advisory     All seven Portfolios
        Agreement between the Company and AIM
   2.A. Approval of new Sub-Advisory            Equity Portfolio, Flex Portfolio,
        Agreement between AIM and INVESCO       Income Portfolio
        Capital Management, Inc. ("ICM")
   2.B. Approval of new Sub-Advisory            MultiFlex Portfolio
        Agreement between AIM and INVESCO
        Management and Research, Inc. ("IMR")
   2.C. Approval of new Sub-Advisory            Real Estate Portfolio
        Agreement between AIM and INVESCO
        Realty Advisors, Inc. ("IRA")
   3.   Approval of new Sub-Advisory            International Value Portfolio
        Agreement between AIM and IGAM
   4.   Election of Directors                   All seven Portfolios
   5.   Approval of amended invest-             All seven Portfolios
        ment restrictions

  If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for Director hereinafter listed and FOR Proposals 1, 2.A, 2.B, 2.C, 3 and 5. One third of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which the broker or financial institution does not vote.

  Because certain of the proposals being submitted for a vote of the shareholders of each Portfolio are identical, the Board determined to combine the proxy materials for the Portfolios in order to reduce the cost of preparing, printing and mailing the proxy materials.

  Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company, attention Tony D. Green, at 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

  Shareholders of record of the Portfolios at the close of business on April 30, 1997 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, 26,089,887.384 shares of the Company's common stock, $.001 par value per share, were outstanding, including 1,678,220.328 shares of Equity Portfolio, 7,544,215.857 shares of Flex Portfolio, 512,973.992 shares of Income Portfolio, 1,278,187.275 shares of International Value Portfolio, 5,596,588.750 shares of MultiFlex Portfolio, 512,361.092 shares of Real Estate Portfolio and 8,967,340.090 shares of Cash Management Portfolio. Information concerning ownership of shares of the Portfolios is contained in Annex H.

  In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of INVESCO Services, Inc. ("ISI"), personally or by telephone or telegraph, without special compensation. In addition, Shareholder Communications Corporation ("SCC") will be retained to assist in the solicitation of proxies.

  As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. ISI believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

  SCC has received an opinion of Maryland counsel that addresses the validity, under the laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

  In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  All costs of printing and mailing proxy materials, and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC (expected to range from $23,000-$28,000), will be paid by ISI and not by the Company, the Portfolios or their shareholders.

  The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified Directors and approve Proposals 1, 2.A, 2.B, 2.C, 3 and 5. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE REQUIRED FOR EACH PROPOSAL

  Proposals 1 and 5 require approval by vote of the majority of the outstanding voting securities of each Portfolio. Proposal 2.A requires approval by vote of the majority of the outstanding voting securities of each of the following Portfolios: Equity Portfolio, Flex Portfolio and Income Portfolio. Proposal 2.B requires approval by vote of a majority of the outstanding voting securities of MultiFlex Portfolio. Proposal 2.C requires approval by a vote of the majority of the outstanding voting securities of Real Estate Portfolio. Proposal 3 requires approval by a vote of the majority of the outstanding voting securities of International Value Portfolio. Proposal 4 requires that each nominee as Director be approved by a majority of the votes present at the Meeting in person or by proxy and entitled to vote. For purposes of Proposals 1, 2.A, 2.B, 2.C, 3 and 5, the Investment Company Act of 1940 ("1940 Act") defines "majority of the outstanding voting securities" of a Portfolio to be the lesser of (a) the vote of holders of 67% or more of the voting shares of the Portfolio present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Portfolio are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the Portfolio.

THE PROPOSED CONSOLIDATION

  Management of the Company believes that the Company, the Portfolios and their shareholders would all benefit from consolidating the Company's service provider arrangements with those of the AIM Funds.

The consolidation would involve the following changes:

  . AIM would replace ISI as investment adviser to the Company;

  . AIM would also provide portfolio management services directly to Cash
    Management Portfolio; ICM would no longer serve as Sub-Adviser to that Portfolio;

  . IGAM would become Sub-Adviser to International Value Portfolio. The investment policies for this Portfolio will not change, and the Portfolio Manager currently responsible for this Portfolio at ICM, and his staff, will continue in that capacity at IGAM;

  . There would be no change in Sub-Advisers, or their staffs, to the remaining Portfolios;

  . The directors of the AIM Funds would also serve as Directors of the Company; if the nominees are elected, the current Directors (listed in Annex F) would resign upon the taking of office of their successors, which is expected to occur at the time the new investment advisory agreement with AIM takes effect;

  . The Company's name would be changed to AIM Advisor Funds, Inc., with corresponding changes to the names of each Portfolio; the Portfolios would be called "Funds;" and Equity Portfolio would be renamed Large Cap Value Fund;

  . Service providers that currently are used by the AIM Funds would replace those currently used by the Company. AIM and its affiliates would provide distribution, operating and transfer agent services, and State Street Bank and Trust Company would serve as custodian.

  Management believes that such a consolidation would give the Company access to AIM's greater shareholder servicing capabilities, to the full range of investment options offered by the AIM Funds, and to the expansive distribution network to which AIM has access. Management believes that AIM's distribution network can increase sales of shares of the Portfolios more rapidly than would occur without the proposed consolidation. The result would be that breakpoints in the level of expenses to be borne by each Portfolio or class would be reached more quickly, which should cause Portfolio and class expense ratios to be lower.

EVALUATION BY THE BOARD OF DIRECTORS

  At a meeting held on March 26, 1997, the Directors reviewed information presented to them regarding AIM and its qualifications to act as Adviser to the Company. They also considered the related proposed consolidation of the Company's advisory, marketing, administration, fund accounting and distribution services with those of the AIM Funds, while retaining the current Sub-Advisers for five of the Portfolios. They reviewed information presented by management regarding the anticipated benefits to the Company and its shareholders from the new advisory relationship and the proposed consolidation. They noted that they had been informed that a consolidation of this type would likely be proposed when they considered matters related to the merger ("Merger") between a wholly owned subsidiary of INVESCO PLC and the predecessor of A I M Management Group Inc. ("Old AIM Management"). They considered the results of the extensive due diligence activities in which they were involved in connection with the Merger, including their evaluation of the reputation, qualities, performance record and ethical standards of Old AIM Management and the AIM Funds. They noted that the proposed consolidation would involve no increase in the Company's investment advisory, sub-advisory or other contractual expenses and no apparent decrease in the quality of services to be provided to the Company and to the Portfolios. They noted that possible future reorganizations of certain Portfolios were being considered, and that such reorganizations could result in changes in some types of expenses. However, no such reorganizations had yet been decided upon and none could occur without approval by shareholders of any affected Portfolio. With respect to the proposed Investment Advisory Agreement with AIM, they noted the considerable experience and qualifications of AIM and the fact that the terms of the new Investment Advisory Agreement would be substantially the same as those of the current Investment Advisory Agreement with ISI (except for the identity of the investment adviser, the effective date of the agreement, and the reservation by AIM of rights to the "AIM" name). With respect to Cash Management Portfolio, for which AIM would provide portfolio management services directly, without a sub-adviser, they noted AIM's experience in managing AIM Money Market Fund. With respect to International Value Portfolio, at a meeting held on May 16, 1997, they noted that the current portfolio manager for this Portfolio, and his staff, would be transferred from ICM to IGAM and would continue to have primary responsibility for the Portfolio. They noted that IGAM had been formed in 1995 to centralize the provision of global investment services to U.S. clients by INVESCO affiliates and had been performing that function successfully. They also noted that the terms of the Sub-Advisory Agreement with IGAM are substantially the same as those of the Sub-Advisory Agreement with ICM.

  The Directors also considered information regarding the distribution capabilities of AIM and its affiliates, including: the asset growth of the AIM Funds over the past six years relative to growth of the Company's assets, including asset growth of funds that joined the AIM Funds from other groups. They considered the significantly larger size of A I M Management Group Inc.'s ("AIM Group") sales force relative to that of ISI, and the fact that the AIM Funds are currently sold through 2,350 broker/dealers, while the Company is sold through only 236 broker/dealers. They noted that the Company's shareholders would have access, through exchange privileges, to approximately 23 AIM Funds having a variety of investment objectives. They noted that access to the Portfolios would be facilitated by proposed reductions in the minimum required initial and subsequent investments. They were informed about the possibility that AIM would add a new "B" class of shares to the Company (B shares typically involve no front-end sales charge, but have a deferred sales charge imposed on redemptions within a certain number of years). They also noted the quality of the shareholder and transfer agent service capabilities of A I M Fund Services, Inc., developed to handle a substantially larger number of shareholder accounts than are now handled by ISI and its affiliates. They noted that A I M Fund Services, Inc. has received high ratings in industry surveys of shareholder and broker/dealer service. They also reviewed the qualifications of other current service providers of the AIM Funds, which would perform similar services for the Company if the consolidation is effected, including State Street Bank and Trust Company, the proposed custodian.

  With respect to the nominees for Directors, the Directors who are not "interested persons" as defined in the 1940 Act ("Independent Directors") considered the nominees' extensive qualifications generally, their services as directors and trustees of the AIM Funds, the value to the Company of having a Board that also served the other AIM Funds, and the requirements of the 1940 Act regarding the composition of the Board, including requirements of Section 15 (f) of the 1940 Act. The Independent Directors recommended approval of these nominees to the full Board.

  The Directors noted that the anticipated benefits of consolidation included the possibility of lower expense ratios for the Portfolios. This reduction would likely occur if the larger AIM Group distribution force was successful in increasing sales of shares of the Portfolios. Increased sales could bring the Portfolios' assets to sizes at which break-points in the level of expenses of each Portfolio and class would take effect.

  With respect to the new Sub-Advisory Agreements, at their March and May, 1997 meetings, the Directors noted the continued quality of services provided by ICM, IMR and IRA to the Portfolios to which they currently provide services, and the desirability of retaining continuity in the management of the Portfolios' assets. They noted also that continuity of service would be maintained for International Value Portfolio through the proposed new Sub-Advisory Agreement with IGAM. They also noted that the terms of the proposed new Sub-Advisory Agreements were substantially the same as those of the current Sub-Advisory Agreements and, in particular, that there would be no change in the provisions regarding fees and expenses payable by the Portfolios.

  Based upon the Directors' review and their evaluation of all materials presented to them, and in consideration of all factors deemed relevant by them, and after consultation with independent counsel to the Independent Directors, the Board determined that each of the proposed agreements I.E., THE NEW INVESTMENT ADVISORY AGREEMENT WITH AIM AND THE NEW SUB-ADVISORY AGREEMENTS -- IS FAIR AND REASONABLE AND IN THE BEST INTERESTS OF THE COMPANY, THE PORTFOLIOS AND THEIR SHAREHOLDERS. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT, AND THAT THE SHAREHOLDERS OF EACH PORTFOLIO (EXCEPT CASH MANAGEMENT PORTFOLIO) VOTE TO APPROVE THE APPLICABLE NEW SUB-ADVISORY AGREEMENT. THEY ALSO APPROVED RECOMMENDING SHAREHOLDER APPROVAL OF THE PROPOSED NOMINEES AS DIRECTORS. FINALLY, THEY APPROVED RECOMMENDING SHAREHOLDER APPROVAL OF CERTAIN PORTFOLIO INVESTMENT RESTRICTIONS, AS DESCRIBED FURTHER UNDER PROPOSAL 5 HEREIN.

PROPOSAL 1: APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND A I M ADVISORS, INC.

  The current Investment Advisory Agreement between the Company and ISI ("ISI Agreement"), and the proposed Investment Advisory Agreement between the Company and AIM ("AIM Agreement"), have substantially identical terms, except for the name of the investment adviser and the date. The ISI Agreement was last approved by the Directors at a meeting held November 6, 1996 and by shareholders of each Portfolio at a meeting held January 31, 1997, concerning issues related to the Merger. The AIM Agreement was approved, subject to shareholder approval, by a majority of the Directors, including a majority of the Independent Directors, at a meeting held March 26, 1997.

 (a) Information Concerning AIM

  AIM was organized in 1976 and, together with its subsidiaries, advises 38 investment company portfolios constituting the AIM Funds and sub-advises one investment company portfolio. As of April 30, 1997, the total assets of the AIM Funds were approximately $64.4 billion. AIM is a wholly owned subsidiary of AIM Group. AIM Group is a wholly owned subsidiary of AVZ Inc. and an indirect subsidiary of AMVESCAP PLC (formerly AMVESCO PLC and INVESCO PLC). AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of the Merger, which created one of the largest independent investment management businesses in the world. Shareholders approved a name change for AMVESCO PLC to AMVESCAP PLC effective May 8, 1997. AMVESCAP PLC has approximately $165 billion in assets under management.

  Certain of the directors and officers of AIM are also nominees as Directors of the Company. Their names, principal occupations and affiliations are shown in the table under Proposal 4. Information regarding the AIM Funds, including their total net assets and the fees received by AIM from such AIM Funds for its services, is set forth in Annex G. The address of AIM, all of the directors of AIM, A I M Distributors, Inc., A I M Fund Services, Inc., Fund Management Company, A I M Institutional Fund Services Inc. and AIM Group is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The addresses of AMVESCAP PLC and AVZ Inc. are, respectively, 11 Devonshire Square, London, England EC2M 4YR and 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  Information on the directors and executive officers of AIM is contained in Annex I.

 (b) Recent Transactions Involving Securities of AIM's Parent

  Messrs. Charles T. Bauer and Robert H. Graham, nominees for election as Directors of the Company, acquired shares of INVESCO on February 28, 1997 in exchange for shares of Old AIM Management (the parent of AIM) which they owned upon consummation of the Merger. The Merger is described below.

  On November 4, 1996, Old AIM Management and INVESCO, a company incorporated under the laws of England, announced the execution of an agreement and plan of merger (the "Merger Agreement") pursuant to which Old AIM Management would merge with and into AVZ Inc., a direct wholly owned subsidiary of INVESCO, with AVZ Inc. being the surviving corporation. The Merger Agreement valued Old AIM Management at approximately $1.6 billion as of November 4, 1996. The consideration paid in connection with the Merger, which was completed on February 28, 1997, consisted of: (i) 290 million Ordinary Shares of INVESCO, allocated among all outstanding shares of the Common Stock of Old AIM Management, par value $0.0025 per share ("Old Common Stock"), all outstanding shares of the Class B Common Stock of Old AIM Management, par value $0.0025 per share, and vested and unvested options and a warrant for Old Common Stock, and (ii) cash in an amount estimated at February 28, 1997 to be approximately $544 million, which was allocated among Old AIM Management's stockholders and the holders of certain vested options for Old Common Stock and a warrant for Old Common Stock. The actual amount of the cash consideration is to be adjusted to take into account certain transaction expenses, certain balance sheet items and Old AIM Management's net income and dividends paid from September 1, 1996 through the closing date of the Merger. Upon consummation of the Merger, stockholders of Old AIM Management (which included Messrs. Bauer and Graham), option holders and the warrant holder owned approximately 45 percent of the issued INVESCO Ordinary Shares on a fully diluted basis.

  After the Merger was completed, AVZ Inc. contributed all of the assets and liabilities of Old AIM Management to A I M Management Group Inc. (formerly, A I M Management Group Acquisition Corp.) ("AIM Group"), a Delaware corporation and a wholly owned subsidiary of AVZ Inc. The officers of Old AIM Management prior to the Merger have continued as officers of AIM Group and four of the directors of Old AIM Management prior to the Merger have continued as directors of AIM Group. The officers and directors of AIM did not change as a result of the Merger.

 (c) The Agreements

  The operative terms of the AIM Agreement are substantially identical to those of the ISI Agreement, other than the name of the investment adviser and the date. The form of proposed AIM Agreement is attached as Annex A. The terms of each of the Agreements are as follows. (The ISI Agreement and the AIM Agreement are referred to collectively as "Agreements" and ISI and AIM are referred to as "Adviser.")

  Each Agreement provides that it shall remain in force for an initial two-year term and, thereafter, may be continued from year to year as to each Portfolio as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined above under "Vote Required for Each Proposal") of the Portfolios. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, each Agreement may be terminated at any time without penalty by the Board, or by a majority of the then-outstanding voting securities of the Company or, with respect to a particular Portfolio, by a majority of the then-outstanding voting securities of that Portfolio, or by the Adviser. Each Agreement provides that it will terminate automatically in the event of its "assignment" under the 1940 Act.

  The Agreements provide that the Adviser shall (either directly or by delegation to a sub-adviser) maintain a continuous investment program for the Company and each of the Portfolios that is consistent with the Company's and the Portfolios' respective investment objectives and policies as set forth in the Company's registration statement (the "Registration Statement") and prospectuses and statements of additional information of each of the Portfolios (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the performance of such duties, the Adviser shall, among other things: (i) manage the investment and reinvestment of the assets of the Company and the Portfolios; (ii) determine what securities are to be purchased or sold for the Company and the Portfolios and execute transactions accordingly; (iii) furnish the Company and the Portfolios with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Portfolios' securities should be exercised; (v) furnish requisite personnel necessary in connection with the Portfolios' operations; (vi) furnish office space, facilities, equipment and supplies;
(vii) conduct periodic reviews of the Portfolios' compliance operations;
(viii) prepare and review certain required documents, reports and filings (including filings to the Securities and Exchange Commission), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; (ix) supply basic telephone service and other utilities; and (x) prepare and maintain the books and records required under Rule 31a-1(b)(4),
(5), (9) and (10) under the 1940 Act. The Adviser, pursuant to the Agreement, pays all of the costs and expenses associated with the Portfolios' operations and activities, except those expressly assumed under the Agreement by the Portfolios. Expenses paid by the Portfolios include, among others: (a) brokers' commissions, issue and transfer taxes and other costs in connection with securities transactions in which the Company is a party; (b) any interest on indebtedness incurred by the Company; (c) extraordinary expenses (such as unexpected franchise taxes and corporate fees); (d) distribution expenses permissible under the Portfolios' Plan of Distribution (other than the Cash Management Portfolio) adopted pursuant to Rule 12b-1 under the 1940 Act; and
(e) all fees paid by the Portfolios for operational services pursuant to the Portfolios' Operating Services Agreement (discussed below).

  As full compensation for its advisory services to the Company, the Adviser receives a monthly fee. The fee is based upon a percentage of each Portfolio's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: with respect to each of the Equity Portfolio and the Flex Portfolio, 0.75% of the Portfolio's average net assets; with respect to the Real Estate Portfolio, 0.90% of the Portfolio's average net assets; with respect to each of the MultiFlex Portfolio and the International Value Portfolio, 1.00% of the Portfolio's average net assets; with respect to the Income Portfolio, 0.65% of the Portfolio's average net assets (however, ISI waives, and AIM has agreed to waive, 0.25% of the advisory fee for a three-year period beginning October 1, 1995); and with respect to the Cash Management Portfolio, 0.50% of the Portfolio's average net assets.

  For the fiscal year ended December 31, 1996, total advisory fees paid to ISI by the Portfolios were as follows: (i) $946,203, with respect to the Equity Portfolio; (ii) $3,351,899, with respect to the Flex Portfolio; (iii) $102,386, with respect to the Real Estate Portfolio; (iv) $2,164,778, with respect to the MultiFlex Portfolio; (v) $314,843, with respect to the International Value Portfolio; (vi) $115,744, with respect to the Income Portfolio (without the waivers by ISI, the fees for this Portfolio would have been $188,085); and (vii) $95,995, with respect to the Cash Management Portfolio. Net assets of each of such Portfolios at December 31, 1996 totaled $137,415,746; $489,917,938; $20,566,481; $266,843,132; $51,915,976;
$26,162,310; and $15,946,305, respectively.

  AIM and the Sub-Advisers permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires AIM's and Sub-Adviser's personnel to conduct their personal investment activities in a manner that AIM and the Sub-Advisers believe is not detrimental to the Portfolios or AIM's and the Sub-Advisers' other advisory clients.

  The AIM Agreement expressly provides that the Company shall be entitled to use the name "AIM" with respect to a Portfolio only so long as AIM serves as investment manager or adviser to such Portfolio. The AIM Agreement will take effect with respect to each Portfolio that approves the AIM Agreement at the close of business on August 1, 1997, or on such later date as may be set by the parties.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE AIM AGREEMENT BETWEEN THE COMPANY AND AIM.

PROPOSALS 2.A, 2.B, AND 2.C: APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENTS WITH ICM, IMR AND IRA.

  The proposed new Sub-Advisory Agreements ("New Sub-Advisory Agreements") have terms substantially identical to those of the current Sub-Advisory Agreements ("Current Sub-Advisory Agreements"), except for their dates and the fact that they are now between AIM (instead of ISI) and the respective sub-advisers ICM, IMR and IRA (collectively, "Sub-Advisers"). The New Sub-Advisory Agreement with ICM will also reflect that ICM will no longer act as Sub-Adviser to Cash Management Portfolio or International Value Portfolio. The forms of proposed Sub-Advisory Agreements with ICM, IMR and IRA are attached as Annex B, C and D, respectively.

  AT A MEETING HELD APRIL 19, 1995, THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, APPROVED AMENDMENTS TO THE CURRENT SUB-ADVISORY AGREEMENTS TO REFLECT THE CHANGE OF THE COMPANY'S NAME TO INVESCO ADVISOR FUNDS, INC. THE CURRENT SUB-ADVISORY AGREEMENTS WERE ALSO APPROVED BY THE DIRECTORS , INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, AT A MEETING HELD NOVEMBER 6, 1996, CONTINGENT UPON SHAREHOLDER APPROVAL AND CONSUMMATION OF THE MERGER, AND BY SHAREHOLDERS OF EACH PORTFOLIO AT A MEETING HELD JANUARY 31, 1997. THE NEW SUB-ADVISORY AGREEMENTS WERE APPROVED BY A MAJORITY OF THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING HELD MARCH 26, 1997. THE TERMS OF THE CURRENT SUB-ADVISORY AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS (COLLECTIVELY, "SUB-ADVISORY AGREEMENTS") ARE AS FOLLOWS.

  Each of the Sub-Advisory Agreements provides that it shall remain in force for an initial two year term and may be continued from year to year thereafter with respect to the particular Portfolio as long as each such continuance is approved at least annually by the Board or by a vote of the holders of a majority of the then-outstanding voting securities (as defined above under "Vote Required for Each Proposal") of the particular Portfolio. Any such continuance must also be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance.

  Each of the Sub-Advisory Agreements may be terminated at any time without penalty by the Adviser, the Board, a vote of a majority of the then-outstanding voting securities of the respective Portfolio or by the applicable Sub-Adviser. Termination by the Adviser or the Sub-Adviser requires sixty (60) days' written notice to the other party and to the Company.

  Each of the New Sub-Advisory Agreements provides, as applicable, that ICM, as Sub-Adviser for Equity Portfolio, Flex Portfolio and Income Portfolio (collectively, the "ICM Sub-Advised Portfolios"), IMR, as Sub-Adviser for the MultiFlex Portfolio, and IRA, as Sub-Adviser for the Real Estate Portfolio, subject to the supervision of the Adviser and the Board, shall maintain a continuous investment program for the ICM Sub-Advised Portfolios, the MultiFlex Portfolio and the Real Estate Portfolio, respectively, that is consistent with each Portfolio's respective investment objectives and policies as set forth in the Company's Registration

Statement and in the Portfolio's Prospectus and SAI. (The Current Sub-Advisory Agreement with ICM additionally covers Cash Management Portfolio and International Value Portfolio.) In the performance of such duties, each Sub-Adviser is obligated to provide the Portfolios it sub-advises with portfolio management services including: (i) managing the investment and reinvestment of the assets of the Portfolios; (ii) determining what securities are to be purchased or sold for the Portfolios and executing transactions accordingly;
(iii) furnishing the Portfolios with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; and (iv) making recommendations as to the manner in which rights pertaining to the Portfolios' securities should be exercised.

  The ICM New Sub-Advisory Agreement provides that as compensation for its services, ICM shall receive from the Adviser, at the end of each month, a fee based upon each of the ICM Sub-Advised Portfolios' average daily net asset value. Specifically, the fee is calculated at the following annual rates: with respect to each of the Equity Portfolio and the Flex Portfolio, 0.20% of each Portfolio's average net assets; and with respect to the Income Portfolio, 0.10% of that Portfolio's average net assets. (Fees payable to ICM with respect to Cash Management Portfolio under the ICM Current Sub-Advisory Agreement were at the rate of 0.10% of that Portfolio's net assets. These fees will be retained by AIM if Proposal 1 is approved by shareholders of Cash Management Portfolio. Fees to ICM with respect to the International Value Portfolio were at the rate of 0.35% of the first $50 million of the Portfolio's net assets; 0.30% on the next $50 million of the Portfolio's average net assets and 0.25% on net assets in excess of $100 million. These fees will be payable to IGAM if Proposal 3 is approved by shareholders of that Portfolio.) Total fees paid by ISI to ICM with respect to each of the ICM Sub-Advised Portfolios for the last fiscal year of the Company were: Equity Portfolio, $252,321, Flex Portfolio, $893,840, Income Portfolio, $28,936, International Value Portfolio, $110,187, and Cash Management Portfolio, $19,199.

  The IMR Sub-Advisory Agreement provides that as compensation for its services, IMR shall receive from the Adviser, at the end of each month, a fee based upon the MultiFlex Portfolio's average net asset value. Specifically, the fee is calculated at the following annual rates: 0.35% of the first $500 million of the Portfolio's average net assets and 0.25% on assets in excess of $500 million of the Portfolio's average net assets. Total fees paid to IMR by ISI with respect to MultiFlex Portfolio for the last fiscal year of the Company were $757,672.

  The IRA Sub-Advisory Agreement provides that as compensation for its services, IRA shall receive from the Adviser, at the end of each month, a fee based upon the Real Estate Portfolio's average net assets. Specifically, the fee is calculated at the following annual rates: 0.35% of the first $100 million of the Portfolio's average net assets and 0.25% of the Portfolio's average net assets in excess of $100 million. Total fees paid to IRA by ISI with respect to Real Estate Portfolio for the last fiscal year of the Company were $39,817.

  With respect to each of the Sub-Advisory Agreements, the sub-advisory fees are paid by the Adviser, and not paid by the Portfolios or their shareholders.

  Each New Sub-Advisory Agreement will take effect with respect to a Portfolio at the later of the time the AIM Agreement takes effect or approval by shareholders of that Portfolio is obtained.

INFORMATION CONCERNING SUB-ADVISERS

  INVESCO Capital Management, Inc.

  INVESCO Capital Management, Inc. ("ICM"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH's offices are located at 1315 Peachtree Street, N.E., Suite 500, Atlanta, Georgia 30309. As Sub-Adviser, ICM has primary responsibility for providing investment advisory and research services for the ICM Sub-Advised Portfolios. ICM also acts as adviser to INVESCO Treasurer's Series Trust and as sub-adviser to the INVESCO Intermediate Government Bond Fund, the INVESCO Total Return Fund, the INVESCO Value Equity Fund and the INVESCO VIF-Total Return Portfolio, and offers investment services to U.S. institutions and wealthy individuals.

  The principal executive officers and directors of ICM and their principal occupations are:

  Edward C. Mitchell, Jr., Chairman; Frank M. Bishop, President, CEO and Director; Luis A. Aguilar, Executive Vice President, Secretary, and General Counsel; Stephen A. Dana, Vice President and Director; David Hartley, Chief Financial Officer; Terry Miller, Deputy President and Director; Tim Culler, Chief Investment Officer, Vice President and Director; Wendell M. Starke, Director, also Chairman of IGAM; and A.D. Frazier, Director, also Director of IMR and IRA.

  The address of each of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  INVESCO Management & Research, Inc.

  INVESCO Management & Research, Inc. ("IMR"), 101 Federal Street, Boston, Massachusetts 02110, formerly Gardner and Preston Moss, Inc., is a wholly owned subsidiary of INAH. As Sub-Adviser, IMR has the primary responsibility for providing investment advisory and research services for the MultiFlex Portfolio. IMR also acts as sub-adviser to the INVESCO Multi-Asset Allocation Fund and the INVESCO Small Company Fund and offers investment services to U.S. institutions and wealthy individuals.

  The principal executive officers and directors of IMR and their principal occupations are:

  Frank J. Keeler, Chief Executive Officer, President and Director; William M. McCarthy, Senior Vice President and Director; and A.D. Frazier, Director, also Director of ICM and IRA..

  The address of Messrs. Keeler and McCarthy is 101 Federal Street, Boston, Massachusetts 02110. The address of Mr. Frazier is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  INVESCO Realty Advisors, Inc.

  INVESCO Realty Advisors, Inc. ("IRA"), One Lincoln Center, Suite 1200, 5400 LBJ Freeway LB2, Dallas, Texas 75240, is a wholly owned subsidiary of INAH. As Sub-Adviser, IRA has the primary responsibility for providing investment advisory and research services for the Real Estate Portfolio. IRA also offers investment services to U.S. institutions and wealthy individuals.

  The principal executive officers and directors of IRA and their principal occupations are:

  D.A. Ridley, President and Chairman of the Board; David N. Farmer, Executive Vice President and Director; and A.D. Frazier, Director, also Director of ICM and IMR.

  The address of Messrs. Farmer and Ridley is One Lincoln Center, Suite 1200, 5400 LBJ Freeway LB2, Dallas, Texas 75240. The address of Mr. Frazier is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  ICM, IRA and IMR are indirectly wholly owned subsidiaries of AMVESCAP.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS OF THE ICM SUB-ADVISED PORTFOLIOS VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AIM AND ICM, THAT SHAREHOLDERS OF THE MULTIFLEX PORTFOLIO VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AIM AND IMR AND THAT SHAREHOLDERS OF THE REAL ESTATE PORTFOLIO VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AIM AND IRA.

PROPOSAL 3: APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT WITH IGAM

  Due to a structural reorganization, the portfolio manager and assisting staff of ICM who have been responsible for International Value Portfolio are being transferred to IGAM, an AMVESCAP subsidiary formed to centralize global investing by INVESCO affiliated companies for U.S. clients into one company. ISI has provided the Board of Directors with information regarding IGAM. At a meeting held May 16, 1997, the Board determined that it will be advisable to maintain continuity in the style of management for International Value Portfolio by terminating the ICM Sub-Advisory Agreement with respect to International Value Portfolio and approving a new Sub-Advisory Agreement for this Portfolio between AIM and IGAM ("IGAM Sub-Advisory Agreement"). Except for the identities of the parties and the date, the terms of the IGAM Sub-Advisory Agreement (see Annex E) are the same with respect to International Value Portfolio as the terms for this Portfolio under the current ICM Sub-Advisory Agreement, which is described above under Proposal 2. The fees payable to IGAM by AIM under the IGAM Sub-Advisory Agreement would be at the rate of 0.35% of the first $50 million of the Portfolio's net assets; 0.30% on the next $50 million of the Portfolio's average net assets and 0.25% on assets in excess of $100 million. These fees are the same as those payable to ICM with respect to this Portfolio under the current ICM Sub-Advisory Agreement.

INFORMATION ABOUT IGAM

  IGAM, located at Cedar House, 41 Cedar Avenue, Hamilton, HM12 Bermuda, was incorporated under the laws of Bermuda on May 2, 1995 and is an indirect wholly owned subsidiary of AMVESCAP. IGAM is registered as an investment adviser under the Investment Advisers Act of 1940. IGAM's responsibilities include analyzing global economic trends and establishing INVESCO's global investment asset allocations for INVESCO affiliates in addition to managing $11 million in assets, as of December 31, 1996. Types of clients include individuals, investment companies, pension and profit sharing plans, trusts, estates and charitable organizations. International Value Portfolio's current manager, W. Lindsay Davidson, is moving to IGAM, along with substantially all the supporting members of his staff that currently provide services to this Portfolio under the current ICM Sub-Advisory Agreement. Mr. Davidson has managed International Value Portfolio since its inception in May 1995, and has served as a portfolio manager for INVESCO affiliates since 1984. If this Proposal 3 is approved by shareholders of International Value Portfolio, Mr. Davidson and his staff will continue to provide this Portfolio services of the same nature and quality as those they have been providing to the Portfolio at ICM.

  The principal executive officers and directors of IGAM, their principal occupations and addresses are:

  Wendell M. Starke, Chairman, also Director of ICM; Everard T. Richards, Deputy Chairman of Operations and Director; David A. Hartley, Treasurer and Assistant Secretary; Michael A. Wood, Secretary; John D. Campbell, Director; Ricardo Ricciardi, Director; and John Rogers, Director.

  The business address of each of the foregoing is Cedar House, 41 Cedar Avenue, Hamilton, HM12 Bermuda.

  The IGAM Sub-Advisory Agreement will take effect on the later of the time the AIM Agreement takes effect or approval by shareholders of International Value Portfolio is obtained.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS OF THE INTERNATIONAL VALUE PORTFOLIO VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN AIM AND IGAM.

OTHER SERVICES TO BE PROVIDED BY AIM AND ITS AFFILIATES

  Subject to shareholder approval of the Investment Advisory Agreement with AIM, the Board of Directors has also approved other service agreements for the Company with AIM and its affiliates. These agreements are substantially identical to current agreements between the Company and ISI and its affiliates. These agreements are described below.

  (a) Operating Services

  ISI currently provides operating services pursuant to an Operating Services Agreement with the Company. If shareholders approve the Proposals in this Proxy Statement, the Company will enter into an Operating Services Agreement, with substantially identical terms, with AIM. Under the Operating Services Agreement, each Portfolio pays to the Adviser an annual fee of 0.45% of daily net assets of the Portfolio for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provides that the Adviser pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses.

  The combined effect of the Advisory Agreements, Operating Services Agreement, and Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act is to place a cap or ceiling on the total expenses of each Portfolio, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. ISI has voluntarily agreed to adhere to maximum expense ratios for the Portfolios. At a Board meeting held March 26, 1997, AIM agreed to assume ISI's commitment for a period of three years from the effective date of the Merger, which was February 28, 1997, provided that expense ratios might change within this period in the event one or more Portfolios were reorganized or merged with another fund. Any such reorganization or merger would require approval by shareholders of the affected Portfolio(s).

  Pursuant to these commitments, ISI has, and AIM will, waive its fees or reimburse the Portfolio to assure that expenses do not exceed the following expense ratios: if, in any calendar quarter, the average net assets of each of the Equity or Flex Portfolios are less than $500 million, each Portfolio's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C. If, in any calendar quarter, the average net assets of the MultiFlex or International Value Portfolios are less than $100 million, expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C. If, in any calendar quarter, the average net assets of the Real Estate Portfolio are less than $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $500 million, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $1 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C. In any calendar year, the expenses of the Income Portfolio may not exceed 1.35% for Class A and 1.70% for Class C, and the expenses of the Cash Management Portfolio may not exceed 0.95% of average net assets. AIM has also agreed to assume the remaining term of ISI's commitment to reimburse the Income Portfolio for a three-year period beginning October 1, 1995, so that the expenses shall not exceed 1.10% for Class A and 1.45% for Class C of average net assets per annum.

  The Operating Services Agreement fees paid by each Portfolio during the last fiscal year were: Flex Portfolio, $2,233,908; Equity Portfolio, $630,611; MultiFlex Portfolio, $965,775; International Value Portfolio, $157,351; Real Estate Portfolio, $56,854; Income Portfolio, $144,644; and Cash Management Portfolio, $95,973.

  (b) Distribution

  ISI currently serves as the Company's distributor. If the consolidation is implemented, the Directors have approved a Distribution Agreement between the Company and A I M Distributors, Inc. ("Distributor"), under which the Distributor would serve as principal underwriter of the Company. All of the Distributor's outstanding shares of voting stock are owned by AIM. The Distributor is also the principal underwriter for other investment companies. The Distributor acts as agent upon the receipt of orders from investors. The Distributor's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

  The Distributor receives payments for distribution-related activities from the Equity, Income, Flex, MultiFlex, Real Estate and International Value Portfolios pursuant to the plans of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, as described under "Plans of Distribution" in the Company's current prospectus and in the Company's Statement of Additional Information under "Distribution of Shares." The Cash Management Portfolio does not have a plan of distribution under Rule 12b-1.

  (c) Other Services

  The Directors have also approved the following other service agreements, to take effect if shareholders approve the Proposals in this Proxy Statement: a transfer agent agreement with A I M Fund Services, Inc. and a custody agreement with State Street Bank and Trust Company. (State Street Bank and Trust Company is a custodian and investment manager, with $2.9 trillion in assets under custody.) The costs of these services will be covered pursuant to the Operating Services Agreement.

PROPOSAL 4: ELECTION OF DIRECTORS

  The present Board of Directors has approved the nomination of the following persons as Directors of the Company. The nominees who are not identified as being "interested persons" of the Company were selected by the current Independent Directors, serving as a nominating committee for independent directors, and approved by the full Board. All of the nominees presently serve as directors, trustees or officers of the AIM Funds.

  The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors who are not "interested persons" of the Company, as defined in the 1940 Act, may recommend. If elected, the nominees will take office at the time the AIM Agreement takes effect.

  The following table sets forth certain information concerning the nominees for Directors:

                              (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
 NAME (AGE)                  PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
 ----------                  ---------------------------------------------
 Charles T. Bauer (78)* (1) Chairman of the Board of Directors, A I M
                        Management Group Inc., A I M Advisors, Inc., A I M
                        Capital Management, Inc., A I M Distributors, Inc.,
                        A I M Fund Services, Inc., A I M Institutional Fund
                        Services, Inc. and Fund Management Company; and
                        Director and Vice Chairman, AMVESCAP PLC.
                        (2) Director/Trustee of the AIM Funds
 Bruce L. Crockett (53) (1) Formerly, Director, President and Chief Executive
                        Officer, COMSAT Corporation (includes COMSAT World
                        Systems, COMSAT Mobile Communications, COMSAT Video
                        Enterprises, COMSAT RSI and COMSAT International
                        Ventures); President and Chief Operating Officer,
                        COMSAT Corporation; President, World Systems Division,
                        COMSAT Corporation; and Chairman, Board of Governors of
                        INTELSAT (each of the COMSAT companies listed above is
                        an international communication, information and
                        entertainment-distribution services company).
                        (2) Director/Trustee of the AIM Funds.
 Owen Daly II (72)      (1) Formerly, Director, CF&I Steel Corp., Monumental
                        Life Insurance Company and Monumental General Insurance
                        Company; and Chairman of the Board of Equitable
                        Bancorporation.
                        (2) Director/Trustee of the AIM Funds; and Director,
                        Cortland Trust Inc. (investment company).
 Jack Fields (45)       (1) Formerly, member of U.S. House of Representatives.
                        (2) Director/Trustee of the AIM Funds.

                               (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
 NAME (AGE)                   PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
 ----------                   ---------------------------------------------
 Carl Frischling (60)**   (1) Partner, Kramer, Levin, Naftalis & Frankel (law
                          firm). Formerly, Partner, Reid & Priest (law firm);
                          and prior thereto, Partner, Spengler Carlson Gubar
                          Brodsky & Frischling (law firm).
                          (2) Director of ERD Waste, Inc. (waste management
                          company), Aegis Consumer Finance (auto leasing
                          company) and Lazard Funds, Inc. (investment
                          companies).
                          (3) Director/Trustee of the AIM Funds.
 Robert H. Graham (50)*** (1) Director, President and Chief Executive Officer,
                          A I M Management Group Inc.; Director and President,
                          A I M Advisors, Inc.; Director and Senior Vice
                          President, A I M Capital Management, Inc., A I M
                          Distributors, Inc., A I M Fund Services, Inc., A I M
                          Institutional Fund Services, Inc. and Fund Management
                          Company; and Director and Executive Vice President,
                          AMVESCAP PLC.
                          (2) Director/Trustee of the AIM Funds.
 John F. Kroeger (72)     (1) Formerly, Consultant, Wendell & Stockel
                          Associates, Inc. (consulting firm).
                          (2) Director/Trustee of the AIM Funds; and Director,
                          Flag Investors International Fund, Inc., Flag
                          Investors Emerging Growth Fund, Inc., Flag Investors
                          Telephone Income Fund, Inc., Flag Investors Equity
                          Partners Fund, Inc., Total Return U.S. Treasury Fund,
                          Inc., Flag Investors Intermediate Term Income Fund,
                          Inc., Managed Municipal Fund, Inc., Flag Investors
                          Value Builder Fund, Inc., Flag Investors Maryland
                          Intermediate Tax-Free Income Fund, Inc., Flag
                          Investors Real Estate Securities Fund, Inc., Alex
                          Brown Cash Reserve Fund, Inc. and North American
                          Government Bond Fund, Inc. (investment companies).
 Lewis F. Pennock (54)    (1) Attorney in private practice in Houston, Texas.
                          (2) Director/Trustee of the AIM Funds.
 Ian W. Robinson (74)     (1) Formerly, Executive Vice President and Chief
                          Financial Officer, Bell Atlantic Management Services,
                          Inc. (provider of centralized management services to
                          telephone companies); Executive Vice President, Bell
                          Atlantic Corporation (parent of seven telephone
                          companies); and Vice President and Chief Financial
                          Officer, Bell Telephone Company of Pennsylvania and
                          Diamond State Telephone Company.
                          (2) Director/Trustee of the AIM Funds.
 Louis S. Sklar (57)      (1) Executive Vice President, Development and
                          Operations, Hines Interests Limited Partnership (real
                          estate development).
                          (2) Director/Trustee of the AIM Funds.

--------
* Mr. Bauer would be an "interested person" of the Company, as defined in the 1940 Act, primarily because of his positions with AIM, and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC.

** Mr. Frischling would be an "interested person" of the Company, as defined in the 1940 Act, primarily because of payments received by his law firm for services to the AIM Funds.

*** Mr. Graham would be an "interested person" of the Company, as defined in the 1940 Act, primarily because of his position with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC.

  The Company does not hold regular annual meetings at which Directors are elected.

  Information concerning the current Directors and executive officers of the Company is contained in Annex F.

  If the nominees are elected, it is anticipated that the Company's Board would have three standing committees: an audit committee, an investments committee and a nominating and compensation committee. The audit committee would have responsibility for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the Board, and for considering such other matters as the Board might determine. The investments committee would be responsible for reviewing the Portfolios' compliance with applicable investment policies and restrictions, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and any other matters determined by the Board. The nominating and compensation committee would be responsible for considering and nominating individuals to stand for election as Directors (including names submitted by shareholders for consideration), reviewing policies for compensating the Directors who are not "interested persons" of the Company, as defined by the 1940 Act, and for considering such other matters as the Board may determine.

COMPENSATION OF NOMINEES

  Each Nominee for Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or Trustees of the AIM Funds or any committee thereof. Each Nominee who is not also an officer of AIM or an AIM affiliate is compensated for his services according to a fee schedule which recognizes the fact that such Nominee also serves as a Director or Trustee of other AIM Funds. Each such Nominee receives a fee, allocated among the AIM Funds, which consists of an annual retainer component and a meeting fee component. It is anticipated that similar compensation arrangements will apply to the Nominees if they are elected as Directors of the Company.

  Set forth below is information regarding compensation paid, accrued or estimated for the calendar year ending December 31, 1996 for each Nominee:

                                                      RETIREMENT       TOTAL
                                     ESTIMATED     BENEFITS ACCRUED COMPENSATION
                                 COMPENSATION FROM    BY ALL AIM    FROM ALL AIM
TRUSTEE                           THE COMPANY(1)        FUNDS         FUNDS(2)
-------                          ----------------- ---------------- ------------
Charles T. Bauer................       $ -0-            $  -0-         $  -0-
Bruce L. Crockett...............       7,832            38,621         68,000
Owen Daly II....................       7,832            82,607         68,000
Jack Fields (3).................       7,832               -0-            -0-
Carl Frischling.................       7,832            56,683         68,000
Robert H. Graham................         -0-               -0-            -0-
John F. Kroeger.................       7,832            83,654         66,000
Lewis F. Pennock................       7,832            33,702         67,000
Ian W. Robinson.................       7,832            64,973         68,000
Louis S. Sklar..................       7,832            47,593         66,500

--------
(1) Figures estimate what would have been paid for the calendar year ended December 31, 1996 based on rates applicable for that year modified to reflect changes in director compensation for the AIM Funds approved in March 1997.

(2) Each Nominee serves as a director or trustee of the ten registered investment companies advised by AIM (comprised of 38 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1996. Does not include accrued retirement benefits or earnings on deferred compensation.

(3) Mr. Fields commenced serving as a director/trustee of the AIM Funds on March 11, 1997.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

  Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Nominee who is an "Eligible Director/Trustee" (as defined in the Retirement Plan) may be entitled to certain benefits upon retirement from the boards of the AIM Funds. Pursuant to the Retirement Plan, the normal retirement date is the date on which the Eligible Director/Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the AIM Funds. Each Eligible Director/Trustee is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the AIM Funds for such Eligible Director/Trustee during the twelve-month period immediately preceding the Eligible Director's/Trustee's retirement (including amounts deferred under a separate agreement between the AIM Funds and the Eligible Director/Trustee) for the number of such Eligible Director's/Trustee's years of service (not in excess of ten years of service) completed with respect to any of the AIM Funds. If an Eligible Director/Trustee dies (a) before the normal retirement date, no benefits are payable; (b) after attaining the normal retirement date but before receipt of any benefits under the Retirement Plan commences, the Eligible Director's/Trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased Eligible Director/Trustee for no more than ten years beginning the first day of the calendar quarter following the date of the Eligible Director's/Trustee's death. Payments under the Retirement Plan are not secured or funded by any AIM Fund.

  Set forth below is a table that shows the estimated annual benefits payable to an Eligible Director/Trustee upon retirement assuming various final annual compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9 and 7, respectively, although, as noted above, the benefits payable are based upon no more than ten years of service.

                      ESTIMATED BENEFITS UPON RETIREMENT

      NUMBER OF YEARS OF                                   ANNUAL RETAINER PAID BY
    SERVICE WITH THE AIM FUNDS                                  ALL AIM FUNDS
    --------------------------                             -----------------------
                                                           $80,000 $86,500 $89,500
                                                           ------- ------- -------
        10...............................................  $60,000 $64,875 $67,125
         9...............................................   54,000  58,388  60,413
         8...............................................   48,000  51,900  53,700
         7...............................................   42,000  45,413  46,988
         6...............................................   36,000  38,925  40,275
         5...............................................   30,000  32,438  33,563

DEFERRED COMPENSATION AGREEMENTS

  Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "Deferring Directors/Trustees") have each executed a Deferred Compensation Agreement (collectively, the "DC Agreements"). Pursuant to the DC Agreements, the Deferring Directors/Trustees may elect to defer receipt of up to 100% of their compensation payable by the AIM Funds, and such amounts are placed into a deferral account. Currently, the Deferring Directors/Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors'/Trustees' deferral accounts will be paid in cash generally in equal quarterly installments over a period of five or ten years (depending on the DC Agreement) beginning on the date the Deferring Director's/Trustee's retirement benefits commence under the Retirement Plan. The boards of the AIM Funds, in their sole discretion, may accelerate or extend the distribution of such deferral accounts after a Deferring Director's/Trustee's termination of service as a Trustee or Director. If a Deferring Director/Trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Director's/Trustee's death. The DC Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors/Trustees have the status of unsecured creditors of the AIM Funds from which they are deferring compensation.

THE DIRECTORS RECOMMEND THAT ALL SHAREHOLDERS VOTE IN FAVOR OF ALL THE NOMINEES AS DIRECTORS.

PROPOSAL 5: APPROVAL OF AMENDED INVESTMENT RESTRICTIONS

  At their meeting held May 16, 1997, the directors determined that it would be advisable to provide the Portfolios with additional flexibility to engage in options and futures transactions in order to hedge against various types of risks, such as changes in the prices of portfolio investments (held or to be purchased), changes in interest rates or currency exchange rates, or to give a Portfolio exposure (or increased exposure) to certain parts of the market ("asset allocation"). The Portfolios' investment restrictions currently permit the Portfolios to engage in transactions in financial futures and options, except that Equity Portfolio and Cash Management Portfolio may not engage in options transactions and only Income Portfolio, Flex Portfolio and MultiFlex Portfolio may enter into interest rate futures contracts. The restrictions currently also refer to specific types of futures and options. This specificity has the effect of preventing a Portfolio from engaging in other types of options and futures transactions that could be helpful for hedging against certain types of risks and performing efficient portfolio management. The directors noted that many other investment companies have broader authority to invest in futures and options. They determined that this broader authority (which would be subject to limits described below) is desirable for the Portfolios because it would provide them with more flexibility in managing risk. They determined that it would be desirable for Equity Portfolio to have the ability to engage in options transactions to the same extent as the other Portfolios (although the restriction against option trading by Cash Management Portfolio will not be changed). They also were persuaded that the flexibility to engage in interest rate futures might on occasion, be useful for Portfolios that presently do not have that authority. They also noted that the Portfolios' transactions in options and futures are, and would continue to be, limited by rules of the U.S. Commodity Futures Trading Commission ("CFTC") and the Portfolios' Policy Statement on Derivatives Investments. The CFTC rules provide, among other things, that funds, such as the Portfolios, can engage in options and futures transactions solely for "bona fide hedging purposes" (as defined by the CFTC), plus other such transactions for which aggregate initial margin and premiums will not exceed five percent of the value of the fund's portfolio net of unrealized gains and losses on such transactions. The Portfolios will engage in options and futures transactions only for hedging and asset allocation purposes and not for speculation. The Portfolios' investment restrictions do not limit the extent to which a Portfolio may engage in bona fide hedging transactions, but these transactions are subject to various limitations under CFTC rules designed to assure that they are used for a proper hedging purpose.

  As described in the Company's current prospectus, there are costs and risks associated with engaging in options and futures transactions. A Portfolio may be unable to close out an options position at a favorable price, or because an exercise notice has been received, or because of limited market liquidity, or because trading restrictions have been imposed in the options market. In such cases, a Portfolio might lose the value of the premium paid for the option. Where options are purchased as hedges against price movements, price movements may not correlate as anticipated for the transaction. Many of these risks are also present with futures--i.e., lack of correlation in price movements, lack of liquidity, and market trading limits. A portfolio may be required to segregate liquid assets in connection with its futures and options transactions or to "cover" these transactions with portfolio instruments. For example, where options are written on a Portfolio's securities, the Portfolio will be restricted in trading those securities while the options are outstanding and will give up certain opportunities for realizing price appreciation. With both futures and options, a Portfolio may lose more than if the transaction had not been engaged in if markets develop in an unanticipated manner.

  Despite these risks, the Directors believe there are advantages available to the Portfolios from engaging in options and futures transactions for hedging and asset allocation purposes, and they believe more flexible policies are desirable.

  The affected investment restrictions of the Portfolios are as follows [underlined language is proposed to be added; bracketed language is proposed to be eliminated]:

  The Portfolios may not:

  Make short sales of securities or maintain a short position. All Portfolios, except the [Equity and] Cash Management Portfolio[s], may, however, purchase or sell options on futures and write, purchase and sell puts and calls [write covered call options and cash secured put options].

  Purchase or sell commodities or commodity contracts, except as set forth in the Prospectus and in this Statement of Additional Information for purchases and sales of options and futures, and options on futures on underlying financial instruments [transactions in commodity futures contracts, foreign currency futures contracts, and stock index futures contracts. The Income, Flex and MultiFlex Portfolios may enter into interest rate futures contracts if immediately after such a commitment the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under future contract purchases would not exceed 30% of the applicable Portfolio's total assets].

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE PROPOSED AMENDED INVESTMENT RESTRICTIONS.

                                OTHER BUSINESS

  The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309. The Company has not received any shareholder proposals to be presented at this Meeting.

                                       By Order of the Board of Directors,

                                       /s/ Tony D. Green

                                       Tony D. Green
                                       Secretary

June 2, 1997

                      [This Page Intentionally Left Blank]

                                    ANNEX A
                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT, as made the      day of           , 199 , by and between A I
M Advisors, Inc. (the "Adviser"), a Delaware corporation, and AIM Advisor Funds, Inc., a Maryland corporation (the "Fund").

                             W I T N E S S E T H :

  WHEREAS, the Fund is a corporation organized under the laws of the State of Maryland; and

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open-end management investment company and is currently divided into seven series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments (such series as are presently structured being designated as the AIM Advisor Large Cap Value Fund, AIM Advisor Income Fund, AIM Advisor Flex Fund, AIM Advisor MultiFlex Fund, AIM Advisor Real Estate Fund, AIM Advisor International Value Fund, and AIM Advisor Cash Management Fund. Such series, together with any future series, are hereinafter referred to as the "Series"); and

  WHEREAS, the Fund desires that the Adviser manage its investment operations and provide it with certain other services, and the Adviser desires to manage said operations and to provide such other services;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

  1. Investment Management Services. The Adviser hereby agrees to manage the investment operations of the Fund's Series, subject to the terms of this Agreement and to the supervision of the Fund's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Fund:

    (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Series, and to execute all purchases and sales of portfolio securities;

    (b) to maintain a continuous investment program for the Fund's Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"), and in any Prospectus and/or Statement of Additional Information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

    (c) to determine what securities are to be purchased or sold for the Fund's Series, unless otherwise directed by the Directors of the Fund, and to execute transactions accordingly;

    (d) to provide to the Fund's Series the benefit of all of the investment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

    (e) to determine what portion of the Fund's Series should be invested in the various types of securities authorized for purchase by the Fund; and

    (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Series' securities shall be exercised.

  With respect to execution of transactions for the Fund's Series, the Adviser is authorized to employ such brokers or dealers as may, in the Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Adviser effects securities transactions on behalf of the Fund may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction; or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Fund transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  2. Other Services and Facilities. The Adviser shall, in addition, supply at its own expense all supervisory and administrative services and facilities necessary in connection with the day-to-day operations of the Fund's Series (except those associated with the preparation and maintenance of certain required books and records and certain sub-accounting services, which services and facilities are provided under separate Accounting Services, Transfer Agency and Administrative Services Agreements between the Adviser and A I M Fund Services, Inc., and those operational services which are necessary for the day-to-day operations of the Fund's Series, which services are provided under a separate Operating Services Agreement dated August 1, 1997, between the Fund and the Adviser (the "Operating Services Agreement"). These services shall include, but not be limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; conducting periodic compliance reviews of the Fund's operations; preparation and review of certain required documents, reports and filings (including required reports to the Securities and Exchange Commission (the "SEC"), and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining the books and records required to be prepared and maintained by the Fund pursuant to Rule 31a-1(b)(4), (5), (9), and (10) under the Investment Company Act. All books and records prepared and maintained by the Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefor, the Adviser shall surrender to the Fund such of the books and records so requested.

  3. Payment of Costs and Expenses. The Adviser shall bear the costs and expenses of all personnel, facilities, equipment and supplies reasonably necessary to provide the services required to be provided by the Adviser under this Agreement. The Adviser shall pay all of the costs and expenses associated with the Fund's operations and activities, except those expressly assumed by the Fund under this Agreement, which shall consist of:

    (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with securities transactions to which the Fund is a party or in connection with securities owned by the Fund's Series;

    (b) the interest on indebtedness, if any, incurred by the Fund;

    (c) extraordinary expenses, including unexpected franchise or income taxes, or business license and other corporate fees (not including SEC and state securities registration fees) that are not anticipated which the Fund will be required to pay to federal, state, county, city, or other governmental agents, and fees and disbursements of Fund counsel in connection with litigation by or against the Fund;

    (d) the expenses of distributing shares of the Fund but only if and to the extent permissible under a plan of distribution adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act; and

    (e) all fees paid by the Fund for operational services which are necessary for the day-to-day operations of the Fund's Series under the Operating Services Agreement.

  4. Use of Affiliated Companies. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement, and further provided that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

  5. Compensation of the Adviser. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Fund shall pay to the Adviser an advisory fee which will be computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each of the Fund's Series, as determined by valuations made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Adviser shall be computed at the annual rates indicated in Schedule A hereto. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 5, be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

  No advisory fee shall be paid to the Adviser with respect to any assets of the Fund's Series which may be invested in any other investment company for which the Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. If, in any given year, the sum of a Series' expenses exceeds the state-imposed annual expense limitation, if any to which the Fund is subject, the Adviser will be required to reimburse that Series for such excess expenses promptly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by that Series in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

  6. Avoidance of Inconsistent Positions and Compliance with Laws. In connection with purchases or sales of securities for the investment portfolios of the Fund's Series, neither the Adviser nor its officers or employees will either act as a principal or agent for any party other than the Fund's Series or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  7. Duration and Termination. With respect to each of the Fund's Series, this Agreement is subject to approval by a majority of the outstanding voting securities of that Series, and shall become effective as of the date so written above with respect to each Series for which such approval has been obtained, and unless sooner terminated as hereinafter provided, shall remain in force with respect to each such Series for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Series or by the Directors of the Fund, and (ii) by a majority of the Directors of the Fund who are not interested persons of the Adviser or the Fund by votes cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may, on 60 days' prior written notice, be terminated as to the Fund or as to any one or more of the Series without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Series, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 7, the definitions contained in
Section 2(a) of the Investment Company Act and the applicable rules under the Investment Company Act (particularly the definitions of "interested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

  The Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in paragraph 5 earned prior to such termination.

  8. Non-Exclusive Services. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Fund's Series. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund's Series in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund's Series and the Adviser's other customers. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Adviser, and its affiliates are or may become interested in the Fund as directors, officers and employees.

  9. Miscellaneous Provisions.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Fund and the Adviser. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any of the Fund's Series as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Texas. To the extent that the applicable laws of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act, the latter shall control.

  10. License Agreement. The Fund shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Fund with respect to such series of shares.

  IN WITNESS WHEREOF, the Adviser and the Fund each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, on the date first above written.

                                       AIM ADVISOR FUNDS, INC.

                                       By:
                                           ------------------------------------
                                                      President

ATTEST:

-----------------------------------
             Secretary

                                       A I M ADVISORS, INC.

                                       By:
                                           ------------------------------------
                                                      President

ATTEST:

-----------------------------------
             Secretary

                                  SCHEDULE A
                                      TO
                         INVESTMENT ADVISORY AGREEMENT
                          OF AIM ADVISOR FUNDS, INC.

  Pursuant to Clause 5 of the Investment Advisory Agreement, fees payable thereunder to the Adviser shall be calculated by applying the following annual rates to the average daily net assets of each Series:

      SERIES                                                     ANNUAL FEE RATE
      ------                                                     ---------------
      AIM Advisor Large Cap Fund................................      0.75%
      AIM Advisor Flex Fund.....................................      0.75%
      AIM Advisor Real Estate Fund..............................      0.90%
      AIM Advisor MultiFlex Fund................................      1.00%
      AIM Advisor International Value Fund......................      1.00%
      AIM Advisor Income Fund...................................      0.65%
      AIM Advisor Cash Management Fund..........................      0.50%

                                    ANNEX B
                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this      day of           , 199 , by and between A I M
Advisors, Inc. ("AIM"), a Delaware corporation, and INVESCO Capital Management, Inc., a Delaware corporation (the "Sub-Adviser").

                             W I T N E S S E T H:

  WHEREAS, AIM Advisor Funds, Inc. (the "Fund"), is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") which is divided into various series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments; and

  WHEREAS, AIM and the Sub-Adviser are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, AIM has entered into an Investment Advisory Agreement with the Fund (the "AIM Investment Advisory Agreement"), pursuant to which AIM is required to provide investment and advisory services to the Fund's series, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with AIM to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to three of the Fund's seven series (the AIM Advisor Large Cap Value Fund, the AIM Advisor Income Fund, and the AIM Advisor Flex Fund series, hereinafter referred to as the "Series"), on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, AIM and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  AIM hereby employs the Sub-Adviser to act as investment adviser to the Series and to furnish the investment advisory services described below, subject to the broad supervision of AIM and the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Sub-Adviser hereby agrees to manage the investment operations of the Fund's Series, subject to the supervision of the Fund's directors (the "Directors") and AIM. Specifically, the Sub-Adviser agrees to perform the following services:

    (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Series, and to execute all purchases and sales of portfolios securities;

    (b) to maintain a continuous investment program for the Fund's Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, and in any Prospectus and/or Statement of Additional Information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

    (c) to determine what securities are to be purchased or sold for the Fund's Series, unless otherwise directed by the Directors of the Fund or AIM, and to execute transactions accordingly;

    (d) to provide to the Fund's Series the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

    (e) to determine what portion of the Fund's Series should be invested in the various types of securities authorized for purchase by the Series; and

    (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Series' securities shall be exercised.

  With respect to execution of transactions for the Fund's Series, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Fund transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Sub-Adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, AIM and/or the Fund shall pay all costs and expenses in connection with the operations of the Fund's Series.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, AIM shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund's Series, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rates indicated in Schedule A hereto. During any period when the determination of the Series' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund's Series as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund's Series which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the AIM Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Series are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, AIM and their affiliates are or may become interested in the Fund as directors, officers and employees.

                                   ARTICLE V

                    AVOIDANCE OF INCONSISTENT POSITIONS AND
                        COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment portfolio of the Fund's Series, neither the Sub-Adviser nor any of its directors, officers or employees will either act as a principal or agent for any party other than the Fund's Series or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  With respect to each Series, this Agreement is subject to approval by a majority of the outstanding voting securities of that Series, and shall become effective as of the date so written above with respect to each Series for which approval has been obtained, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Series, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated as to any services at any time, without the payment of any penalty, by AIM, by the Fund by vote of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund's Series, or by the Sub-Adviser. A termination by AIM or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act and the rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Article III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and AIM. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any of the Fund's Series as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Texas and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Texas, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        A I M ADVISORS, INC.

                                        By:
                                           ------------------------------------
                                                       President

ATTEST:

---------------------------------
            Secretary

                                        INVESCO CAPITAL MANAGEMENT, INC.

                                        By:
                                           ------------------------------------
                                                       President

ATTEST:

---------------------------------
            Secretary

                                  SCHEDULE A
                                      TO
                          ICM SUB-ADVISORY AGREEMENT

  Pursuant to Article III of the Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Capital Management, Inc. ("ICM"), fees payable thereunder to ICM shall be calculated by applying the following annual rates to the average daily net assets of the indicated Series:

      SERIES                                                     ANNUAL FEE RATE
      ------                                                     ---------------
      AIM Advisor Large Cap Value Fund..........................      0.20%
      AIM Advisor Flex Fund.....................................      0.20%
      AIM Advisor Income Fund...................................      0.10%

                                    ANNEX C
                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this      day of           , 199 , by and between A I M
Advisors, Inc. ("AIM"), a Delaware corporation, and INVESCO Management & Research, Inc., a Massachusetts corporation (the "Sub-Adviser").

                             W I T N E S S E T H:

  WHEREAS, INVESCO ADVISOR FUNDS, INC. (the "Fund") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") which is divided into various series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments; and

  WHEREAS, AIM and the Sub-Adviser are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, AIM has entered into an Investment Advisory Agreement with the Fund (the "AIM Investment Advisory Agreement"), pursuant to which AIM is required to provide investment and advisory services to the Fund's series, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with AIM to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to one of the Fund's series (the AIM Advisor MultiFlex Fund, hereinafter referred to as the "Series") on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, AIM and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  AIM hereby employs the Sub-Adviser to act as investment adviser to the Series and to furnish the investment advisory services described below, subject to the broad supervision of AIM and the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  The Sub-Adviser hereby agrees to manage the investment operations of the Fund's Series, subject to the supervision of the Fund's directors (the "Directors") and AIM. Specifically, the Sub-Adviser agrees to perform the following services:

    (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Series, and to execute all purchases and sales of portfolios securities;

    (b) to maintain a continuous investment program for the Fund's Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

    (c) to determine what securities are to be purchased or sold for the Fund's Series, unless otherwise directed by the Directors of the Fund or AIM, and to execute transactions accordingly;

    (d) to provide to the Fund's Series the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

    (e) to determine what portion of the Fund's Series should be invested in the various types of securities authorized for purchase by the Series; and

    (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Series' securities shall be exercised.

  With respect to execution of transactions for the Fund's Series, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Fund transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, AIM and/or the Fund shall pay all costs and expenses in connection with the operations of the Fund's Series.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, AIM shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund's Series, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate indicated in Schedule A hereto. During any period when the determination of the Series' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund's Series as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund's Series which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the AIM Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Series are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, AIM and their affiliates are or may become interested in the Fund as directors, officers and employees.

                                   ARTICLE V

                      AVOIDANCE OF INCONSISTENT POSITIONS
                      AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment portfolio of the Fund's Series, neither the Sub-Adviser nor any of its directors, officers or employees will either act as a principal or agent for any party other than the Fund's Series or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement having been approved by a majority of the outstanding voting securities of the Series, shall become effective as of the date so written above, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Series, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any penalty, by AIM, the Fund by vote of the Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund's Series, or by the Sub-Adviser. A termination by AIM or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act and the Rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Article III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and AIM. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of any of the Fund's Series as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Texas and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Texas, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                          A I M ADVISORS, INC.

                                          By:__________________________________
                                                        President

ATTEST:

_____________________________________
              Secretary

                                          INVESCO MANAGEMENT & RESEARCH, INC.


                                          By:__________________________________
                                                        President

ATTEST:

_____________________________________
              Secretary

                                  SCHEDULE A
                                      TO
                          IMR SUB-ADVISORY AGREEMENT

Pursuant to Article III of the Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Management & Research, Inc. ("IMR"), fees payable thereunder to the IMR shall be calculated by applying the following annual rates to the average daily net assets of the indicated Series:

         SERIES                             ANNUAL FEE RATE
         ------                             ---------------
   AIM Advisor MultiFlex Fund  0.35% on assets to $500 million;
                               0.25% on assets in excess of $500 million.

                                    ANNEX D
                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this      day of           , 199 , by and between A I M
Advisors, Inc. ("AIM"), a Delaware corporation, and INVESCO Realty Advisors, Inc., a Texas corporation (the "Sub-Adviser").

                             W I T N E S S E T H:

  WHEREAS, AIM Advisor Funds, Inc. (the "Fund") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") which is divided into various series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments; and

  WHEREAS, AIM and the Sub-Adviser are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, AIM has entered into an Investment Advisory Agreement with the Fund (the "AIM Investment Advisory Agreement"), pursuant to which AIM is required to provide investment and advisory services to the Fund's series, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with AIM to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to one of the Fund series, (the AIM Advisor Real Estate Fund, hereinafter referred to as the "Series") on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, AIM and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  AIM hereby employs the Sub-Adviser to act as investment adviser to the Series and to furnish the investment advisory services described below, subject to the broad supervision of AIM and the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  The Sub-Adviser hereby agrees to manage the investment operations of the Series, subject to the supervision of the Fund's directors (the "Directors") and AIM. Specifically, the Sub-Adviser agrees to perform the following services:

    (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Series, and to execute all purchases and sales of portfolios securities;

    (b) to maintain a continuous investment program for the Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, and in any Prospectus and/or Statement of Additional Information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

    (c) to determine what securities are to be purchased or sold for the Series, unless otherwise directed by the Directors of the Fund or AIM, and to execute transactions accordingly;

    (d) to provide to the Series the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

    (e) to determine what portion of the Series should be invested in the various types of securities authorized for purchase by the Series; and

    (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Series' securities shall be exercised.

  With respect to execution of transactions for the Series, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Series may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Sub-Adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, AIM and/or the Fund shall pay all costs and expenses in connection with the operations of the Series.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, AIM shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Series, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate indicated in Schedule A hereto. During any period when the determination of the Series' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Series as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Series which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the AIM Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Series are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, AIM and their affiliates are or may become interested in the Fund as directors, officers and employees.

                                   ARTICLE V

                      AVOIDANCE OF INCONSISTENT POSITIONS
                      AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment portfolio of the Series, neither the Sub-Adviser nor any of its directors, officers or employees will either act as a principal or agent for any party other than the Series or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement having been approved by a majority of the outstanding voting securities of the Series, shall become effective as of the date so written above, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Series, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated as to any services at any time, without the payment of any penalty, by AIM, by the Fund by vote of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Series, or by the Sub-Adviser. A termination by AIM or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act and the rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Article III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and AIM. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of the Series (other than an amendment which can be effective without shareholder approval under applicable law).

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Texas and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Texas, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          A I M ADVISORS, INC.

                                          By:__________________________________
                                                        President

ATTEST:

By:__________________________________
              Secretary

                                          INVESCO REALTY ADVISORS, INC.


                                          By:__________________________________
                                                        President

ATTEST:

By:__________________________________
              Secretary

                                  SCHEDULE A
                                      TO
                          IRA SUB-ADVISORY AGREEMENT

Pursuant to Article III of the Sub-Advisory Agreement between A I M and INVESCO Realty Advisors, Inc.. ("IRA"), fees payable thereunder to the IRA shall be calculated by applying the following annual rates to the average daily net assets of the indicated Series:

         SERIES                               ANNUAL FEE RATE
         ------                               ---------------
   AIM Advisor Real Estate Fund  0.35% of assets to $100 million;
                                 0.25% of assets in excess of $100 million.

                                    ANNEX E
                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this      day of           , 199 , by and between A I M
Advisors, Inc. ("AIM"), a Delaware corporation, and INVESCO Global Asset Management Limited, a Bermuda company (the "Sub-Adviser").

                             W I T N E S S E T H:

  WHEREAS, AIM Advisor Funds, Inc. (the "Fund"), is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") which is divided into various series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments; and

  WHEREAS, AIM and the Sub-Adviser are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, AIM has entered into an Investment Advisory Agreement with the Fund (the "AIM Investment Advisory Agreement"), pursuant to which AIM is required to provide investment and advisory services to the Fund's series, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with AIM to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to one of those Fund's series, the AIM Advisor International Value Fund, hereinafter referred to as the "Series"), on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, AIM and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  AIM hereby employs the Sub-Adviser to act as investment adviser to the Series and to furnish the investment advisory services described below, subject to the broad supervision of AIM and the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Sub-Adviser hereby agrees to manage the investment operations of the Fund's Series, subject to the supervision of the Fund's directors (the "Directors") and AIM. Specifically, the Sub-Adviser agrees to perform the following services:

    (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Series, and to execute all purchases and sales of portfolios securities;

    (b) to maintain a continuous investment program for the Fund's Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, and in any Prospectus and/or Statement of Additional Information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

    (c) to determine what securities are to be purchased or sold for the Fund's Series, unless otherwise directed by the Directors of the Fund or AIM, and to execute transactions accordingly;

    (d) to provide to the Fund's Series the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

    (e) to determine what portion of the Fund's Series should be invested in the various types of securities authorized for purchase by the Series; and

    (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Series' securities shall be exercised.

  With respect to execution of transactions for the Fund's Series, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Fund transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Sub-Adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, AIM and/or the Fund shall pay all costs and expenses in connection with the operations of the Fund's Series.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, AIM shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund's Series, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rates indicated in Schedule A hereto. During any period when the determination of the Series' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund's Series as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund's Series which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the AIM Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Series are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, AIM and their affiliates are or may become interested in the Fund as directors, officers and employees.

                                   ARTICLE V

                    AVOIDANCE OF INCONSISTENT POSITIONS AND
                        COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment portfolio of the Fund's Series, neither the Sub-Adviser nor any of its directors, officers or employees will either act as a principal or agent for any party other than the Fund's Series or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement having been approved by a majority of the outstanding voting securities of the Series, shall become effective as of the date so written above, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Series, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated as to any services at any time, without the payment of any penalty, by AIM, by the Fund by vote of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund's Series, or by the Sub-Adviser. A termination by AIM or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act and the rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Article III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and AIM. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any of the Fund's Series as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Texas and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Texas, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          A I M ADVISORS, INC.

                                          By:__________________________________
                                                        President

ATTEST:

By:__________________________________
              Secretary

                                          INVESCO GLOBAL ASSET MANAGEMENT
                                           LIMITED


                                          By:__________________________________
                                                        President

ATTEST:

By:__________________________________
              Secretary

                                  SCHEDULE A
                                      TO
                          IGAM SUB-ADVISORY AGREEMENT

  Pursuant to Article III of the Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Global Asset Management Limited ("IGAM"), fees payable thereunder to IGAM shall be calculated by applying the following annual rates to the average daily net assets of the indicated Series:

         SERIES                           ANNUAL FEE RATE
         ------                           ---------------
   AIM Advisor           0.35% on assets to $50 million;
    International Value  0.30% on assets over $50 million to $100 million;
    Fund                 0.25% on assets in excess of $100 million.

                                    ANNEX F
                    PRESENT DIRECTORS AND EXECUTIVE OFFICERS
                                 OF THE COMPANY

                                                          BUSINESS EXPERIENCE FOR
    NAME, ADDRESS AND AGE       POSITION WITH COMPANY       THE PAST FIVE YEARS
    ---------------------    --------------------------- ------------------------
 Charles W. Brady*+          Chairman                    Chief Executive Officer
 1315 Peachtree Street, N.E.                             and Director, AMVESCAP
 Atlanta, GA 30309                                       PLC, and of various
 Age:61                                                  subsidiaries; Chairman
                                                         of the Board, INVESCO
                                                         Treasurer's Series Trust
                                                         and The Global Health
                                                         Sciences Fund.
 Fred A. Deering+#           Vice Chairman               Formerly, Chairman of
 Security Life Center                                    the Executive Committee
 1290 Broadway                                           and Chairman of the
 Denver, CO                                              Board, Security Life of
 Age: 69                                                 Denver Insurance
                                                         Company; Former
                                                         Director, Midwestern
                                                         United Life Insurance
                                                         Company; Director, ING
                                                         American Holdings
                                                         Company and First ING
                                                         Life Insurance Company
                                                         of New York; Vice
                                                         Chairman, INVESCO
                                                         Treasurer's Series
                                                         Trust; Trustee, The
                                                         Global Health Sciences
                                                         Fund.
 Hubert L. Harris, Jr.*+     President, Chief Accounting President of the Fund
 1315 Peachtree Street, N.E. and Financial Officer, and  (4/91-present);
 Atlanta, GA 30309           Director                    Chairman of INVESCO
 Age: 53                                                 Services, Inc.(5/96-
                                                         present); President,
                                                         INVESCO Services, Inc.
                                                         (1/90-4/96); Director,
                                                         AMVESCAP PLC, and Chief
                                                         Executive Officer of
                                                         INVESCO Individual
                                                         Services Group; member
                                                         of Executive Committee
                                                         of the Alumni Board of
                                                         Trustees of Georgia
                                                         Institute of Technology;
                                                         President and Trustee,
                                                         The Global Health
                                                         Sciences Fund and
                                                         Trustee, INVESCO
                                                         Treasurer's Series
                                                         Trust.
 Victor L. Andrews**         Director                    Professor Emeritus,
 4625 Jettridge Drive                                    Chairman Emeritus and
 Atlanta, GA                                             Chairman of the CFO
 Age: 66                                                 Roundtable, Department
                                                         of Finance, Georgia
                                                         State University;
                                                         President, Andrews
                                                         Financial Associates,
                                                         Inc.; former member of
                                                         the faculties, Harvard
                                                         Business School and the
                                                         Sloan School of
                                                         Management of MIT;
                                                         Director, The
                                                         Southeastern Thrift and
                                                         Bank Fund, Inc. and The
                                                         Sheffield Funds, Inc.;
                                                         Trustee, INVESCO
                                                         Treasurer's Series
                                                         Trust.
 Bob R. Baker+**             Director                    President and Chief
 1775 Sherman Street, #1000                              Executive Officer, AMC
 Denver, CO 80203                                        Cancer Research Center
 Age: 60                                                 (since 1/89);
                                                         Trustee, INVESCO
                                                         Treasurer's Series
                                                         Trust.
 Lawrence H. Budner#         Director                    Trust Consultant;
 7608 Glen Albens Circle                                 Formerly, Senior Vice
 Dallas, TX 75225                                        President and Senior
 Age: 66                                                 Trust Officer of
                                                         InterFirst Bank, Dallas,
                                                         TX; Trustee, INVESCO
                                                         Treasurer's Series
                                                         Trust.
 Daniel D. Chabris+#         Director                    Financial Consultant;
 15 Sterling Road                                        Formerly, Assistant
 Armonk, NY 10504                                        Treasurer, Colt
 Age: 73                                                 Industries, Inc., New
                                                         York, NY; Trustee,
                                                         INVESCO Treasurer's
                                                         Series Trust.

                                                        BUSINESS EXPERIENCE FOR
     NAME, ADDRESS AND AGE      POSITION WITH COMPANY     THE PAST FIVE YEARS
     ---------------------     ----------------------- ------------------------
 Kenneth T. King**             Director                Retired; Formerly
 4080 North Circulo Manzanillo                         Chairman, The Capital
 Tucson, AZ 85715                                      Life Insurance Company,
 Age: 71                                               Providence Washington
                                                       Insurance Company, and
                                                       Director of numerous
                                                       subsidiaries thereof;
                                                       Trustee, INVESCO
                                                       Treasurer's Series
                                                       Trust.
 John W. McIntyre#             Director                Retired; Formerly
 Seven Piedmont Center                                 Chairman and Chief
 Suite 100                                             Executive Officer,
 Atlanta, GA 30305                                     Citizens and Southern
 Age: 66                                               National Bank; Trustee,
                                                       INVESCO Treasurer's
                                                       Series Trust, The Global
                                                       Health Sciences Fund and
                                                       Gables Residential
                                                       Trust.
 Tony D. Green                 Treasurer and Secretary Senior Vice President,
 1355 Peachtree Street, N.E.                           INVESCO Services, Inc.
 Atlanta, GA 30309                                     (since 7/93); Secretary,
 Age: 50                                               INVESCO Services, Inc.
                                                       (since 4/95); formerly,
                                                       Principal for Mutual
                                                       Fund Operations, Edward
                                                       D. Jones & Co; Treasurer
                                                       and Secretary, INVESCO
                                                       Treasurer's Series Trust
                                                       (since 7/95).
 Mark F. Moots, Jr.            Assistant Treasurer and Chief Financial Officer,
 1355 Peachtree Street, N.E.   Assistant Secretary     INVESCO Services, Inc.
 Atlanta, GA 30309                                     (since 5/96); Compliance
 Age: 32                                               and Accounting Manager,
                                                       INVESCO Services, Inc.
                                                       (8/95-4/96); Chief
                                                       Financial Officer,
                                                       Caldwell & Orkin, Inc.
                                                       and Treasurer, C&O Funds
                                                       Distributor, Inc. (1992-
                                                       1995).

--------
 * Messrs. Brady and Harris are "interested persons" (as that term is defined in the 1940 Act) of the Fund because of their affiliation with ISI and/or its affiliated companies.
** Member of the management liaison committee of the Fund.
#  Member of the audit committee of the Fund.
+ Member of the executive committee of the Fund. The executive committee acts upon the current and ordinary business of the Fund between meetings of the Board of Directors. Except for certain powers which, under applicable law, may only be exercised by the full Board of Directors, the executive committee may exercise all powers and authority of the Board of Directors in the management of the business of the Fund. All decisions are subsequently submitted for ratification by the Board of Directors.

  During the year ended December 31, 1996, the Company's Board of Directors met five times, including one special meeting. The Company currently has five standing committees of its Board of Directors: the Audit Committee, the Valuation Committee, the Compensation Committee, the Management Liaison Committee and the Executive Committee. During the year ended December 31, 1996, the Audit Committee met four times, the Management Liaison Committee met four times, and the Compensation Committee met once. During such year, all of the Directors attended at least 75% of the meetings of the Board of Directors and all committees, except Charles Brady and Kenneth King who each missed the special meeting and one regular meeting.

  ICM serves as investment adviser of INVESCO Treasurer's Series Trust. Mr. Brady is also Chairman of the Board, Mr. Deering is Vice Chairman, and all of the Directors of the Fund, with the exception of Mr. Harris, are directors or trustees of the following investment companies: INVESCO Diversified Funds, Inc.; INVESCO Dynamics Fund, Inc.; INVESCO Emerging Opportunity Funds, Inc.; INVESCO Growth Fund, Inc.; INVESCO Income Funds, Inc.; INVESCO Industrial Income Fund, Inc.; INVESCO International Funds, Inc.; INVESCO Money Market Funds, Inc.; INVESCO Multiple Asset Funds, Inc.; INVESCO Specialty Funds, Inc.; INVESCO Strategic Portfolios, Inc.; INVESCO Tax-Free Income Funds, Inc.; INVESCO Value Trust; and INVESCO Variable Investment Funds, Inc.

DIRECTOR COMPENSATION

  The following table sets forth, for the fiscal period ended December 31, 1996: the compensation paid by the Fund to its seven (formerly eight) independent directors for services rendered in their capacities as directors of the Fund; the retirement benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the total compensation paid by all of the mutual funds distributed by ISI and INVESCO Funds Group, Inc., including the fund, INVESCO Treasurer's Series Trust and The Global Health Sciences Fund (collectively, the "INVESCO Complex") (50 portfolios in total) to these directors for services rendered in their capacities as directors or trustees.

                                          RETIREMENT                        TOTAL
                                           BENEFITS       ESTIMATED     COMPENSATION
                           AGGREGATE      ACCRUED AS        ANNUAL      FROM INVESCO
                          COMPENSATION   PART OF FUND   BENEFITS UPON    COMPLEX PAID
NAME OF PERSON, POSITION  FROM FUND (1)  EXPENSES (2)   RETIREMENT (3) TO DIRECTORS (1)
------------------------  ------------   ------------   -------------- ---------------
Fred A. Deering, Vice
 Chairman of the Board..    $ 8,816        $ 1,814         $ 1,766        $ 98,850
Victor L. Andrews.......      8,600          1,714           2,044          84,350
Bob R. Baker............      8,635          1,530           2,739          84,350
Lawrence H. Budner......      8,352          1,714           2,044          80,350
Daniel D. Chabris.......      8,635          1,956           1,453          84,850
A. D. Frazier, Jr.(4)...      7,840              0               0          81,500
Kenneth T. King.........      7,759          1,883           1,602          71,350
John W. McIntyre........      8,294              0               0          90,350
                            -------        -------         -------        --------
TOTAL...................    $66,933        $10,611         $11,468        $676,450
% of Assets.............     0.0066%(5)     0.0011%(5)          --          0.0044%(6)

--------
(1) The vice chairman of the board, the chairman of the audit, management liaison, and compensation committees, and the members of the executive committee each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent the Company's share of the estimated annual benefits to be paid by the INVESCO Complex (excluding the Global Health Sciences Fund which does not participate in any retirement plan) upon the director's retirement, calculated using the current method of allocating director compensation among the mutual funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of mutual funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more mutual funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

(4) Effective November 1, 1996, Mr. Frazier was employed by AMVESCO PLC. Because it was possible that Mr. Frazier would be employed with AMVESCO PLC, effective May 1, 1996, he was deemed to be an "interested person" of the Fund and of the other funds in the INVESCO Complex. Effective November 1, 1996, Mr. Frazier ceased to receive any director's fees or other compensation from the Fund or other investment companies in the INVESCO Complex for his services as a director. Effective February 28, 1997, Mr. Frazier resigned as a director of the Company.

(5) Total as a percentage of the Fund's net assets as of December 31, 1996.

(6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1996.

  Messrs. Brady and Harris, as "interested persons" of the Fund and other investment companies in the INVESCO Complex, receive compensation as officers or employees of ISI or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other investment companies in the INVESCO Complex for their services as directors.

  The boards of directors/trustees of the mutual funds in the INVESCO Complex (excluding The Global Health Services Fund) have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the funds in the INVESCO Complex (excluding The Global Health Sciences Fund) in a manner determined to be fair and equitable by the committee. The Fund is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

                                    ANNEX G
                        ADVISORY AGREEMENT FEE SCHEDULE

                                      TOTAL          AGGREGATE
                                   NET ASSETS         NET FEES        WAIVERS
          ANNUAL RATES            FOR THE MOST      PAID TO AIM     FOR THE MOST
  (BASED ON AVERAGE DAILY NET       RECENTLY        FOR THE MOST      RECENTLY
            ASSETS)                 COMPLETED    RECENTLY COMPLETED  COMPLETED
         FOR AIM FUNDS             FISCAL YEAR      FISCAL YEAR*    FISCAL YEAR
  ---------------------------    --------------- ------------------ ------------
AIM EQUITY FUNDS, INC.
 AIM Aggressive Growth Fund
  0.80% of the first $150
  million.
  0.625% of the excess over $150
  million.                       $ 2,750,563,943    $16,492,564      $        0
 AIM Blue Chip Fund
  0.75% of the first $350
  million.
  0.625% of the excess over $350
  million.                       $   128,548,354    $   256,773**    $   26,433
 AIM Capital Development Fund
  0.75% of the first $350
  million.
  0.625% of the excess over $350
  million.                       $   273,687,609    $   280,248***   $  144,946
 AIM Charter Fund
  1.00% of the first $30
  million.
  0.75% over $30 million up to
  $150 million.
  0.625% of the excess over $150
  million.                       $ 3,192,471,415    $16,529,891      $  156,975
 AIM Constellation Fund
  1.00% of the first $30
  million.
  0.75% over $30 million up to
  $150 million.
  0.625% of the excess over $150
  million.                       $11,548,540,962    $57,614,412      $1,869,383
 AIM Weingarten Fund
  1.00% of the first $30
  million.
  0.75% over $30 million up to
  $350 million.
  0.625% of the excess over $350
  million.                       $ 5,305,435,087    $29,960,379      $1,458,804
AIM FUNDS GROUP
 AIM Balanced Fund
  0.75% of the first $150
  million.
  0.50% of the excess over $150
  million.                       $   571,270,994    $ 2,151,655      $        0
 AIM Global Utilities Fund
  0.60% of the first $200
  million.
  0.50% over $200 million up to
  $500 million.
  0.40% over $500 million up to
  $1 billion.
  0.30% of the excess over $1
  billion.                       $   243,531,479    $ 1,397,762      $        0
 AIM Growth Fund
  0.80% of the first $150
  million.
  0.625% of excess over $150
  million.                       $   508,689,539    $ 2,874,943      $        0

                                      TOTAL          AGGREGATE        WAIVERS
                                   NET ASSETS         NET FEES        FOR THE
          ANNUAL RATES            FOR THE MOST      PAID TO AIM        MOST
  (BASED ON AVERAGE DAILY NET       RECENTLY        FOR THE MOST     RECENTLY
            ASSETS)                 COMPLETED    RECENTLY COMPLETED  COMPLETED
         FOR AIM FUNDS             FISCAL YEAR      FISCAL YEAR*    FISCAL YEAR
  ---------------------------    --------------- ------------------ -----------
 AIM High Yield Fund
  0.625% of the first $200
  million.
  0.55% over $200 million to
  $500 million.
  0.50% over $500 million to $1
  billion.
  0.45% of the excess over $1
  billion.                       $ 2,341,034,366    $ 9,277,005     $        0
 AIM Income Fund
  0.50% of the first $200
  million.
  0.40% over $200 million to
  $500 million.
  0.35% over $500 million to $1
  billion.
  0.30% of the excess over $1
  billion.                       $   371,526,394    $ 1,510,254     $        0
 AIM Intermediate Government
  Fund
  0.50% of the first $200
  million.
  0.40% over $200 million to
  $500 million.
  0.35% over $500 million to $1
  billion.
  0.30% of the excess over $1
  billion.                       $   253,787,441    $ 1,188,121     $        0
 AIM Money Market Fund
  0.55% of the first $1 billion.
  0.50% of the excess over $1
  billion.                       $   694,523,395    $ 4,136,659     $        0
 AIM Municipal Bond Fund
  0.50% of the first $200
  million.
  0.40% over $200 million to
  $500 million.
  0.35% over $500 million to $1
  billion.
  0.30% of the excess over $1
  billion.                       $   312,581,802    $ 1,417,007     $        0
 AIM Value Fund
  0.80% of the first $150
  million.
  0.625% of excess over $150
  million.                       $ 9,975,994,310    $50,259,125     $1,562,359
AIM INTERNATIONAL FUNDS, INC.
 AIM Global Aggressive Growth
  Fund
  0.90% of the first $1 billion.
  0.85% of the excess over $1
  billion.                       $ 1,726,533,976    $ 8,751,918     $        0
 AIM Global Growth Fund
  0.85% of the first $1 billion.
  0.80% of the excess over $1
  billion.                       $   236,819,172    $ 1,162,771     $        0
 AIM Global Income Fund
  0.70% of the first $1 billion.
  0.65% of the excess over $1
  billion.                       $    38,713,770    $         0     $  182,596
 AIM International Equity Fund
  0.95% of the first $1 billion.
  0.90% of the excess over $1
  billion.                       $ 1,476,749,468    $10,085,495      $ 299,147

                                      TOTAL          AGGREGATE         WAIVERS
                                   NET ASSETS         NET FEES         FOR THE
         ANNUAL RATES             FOR THE MOST      PAID TO AIM         MOST
  (BASED ON AVERAGE DAILY NET       RECENTLY        FOR THE MOST      RECENTLY
            ASSETS)                 COMPLETED    RECENTLY COMPLETED   COMPLETED
         FOR AIM FUNDS             FISCAL YEAR      FISCAL YEAR*     FISCAL YEAR
  ---------------------------    --------------- ------------------  -----------
AIM INVESTMENT SECURITIES FUNDS
 Limited Maturity
 Treasury Portfolio
  0.20% of the first $500
  million.
  0.175% of the excess over
  $500 million.                  $   502,515,805    $   933,207      $        0
AIM SUMMIT FUND, INC.
  1.00% of the first $10
  million.
  0.75% over $10 million to
  $150 million.
  0.625% over $150 million.      $ 1,261,008,244    $ 7,360,028****  $        0
AIM TAX-EXEMPT FUNDS, INC.
 AIM Tax-Exempt Cash Fund
  0.35%                          $    56,880,192    $   125,537      $        0
 AIM Tax-Exempt Bond Fund of
  Connecticut
  0.50%                          $    38,118,475    $    49,597      $  144,775
 Intermediate Portfolio
  0.30% of the first $500
  million.
  0.25% over $500 million to $1
  billion.
  0.20% of the excess over $1
  billion.                       $   173,341,780    $   276,828      $        0
AIM VARIABLE INSURANCE FUNDS,
 INC.
 AIM V.I. Capital Appreciation
  Fund
  0.65% of the first $250
  million.
  0.60% of the excess over $250
  million.                       $   370,063,165    $ 1,884,838      $        0
 AIM V.I. Diversified Income
  Fund
  0.60% of the first $250
  million.
  0.55% of the excess over $250
  million.                       $    63,623,771    $   306,235      $        0
 AIM V.I. Global Utilities Fund
  0.65% of the first $250
  million.
  0.60% of the excess over $250
  million.                       $    13,575,573    $    57,054      $   15,954
 AIM V.I. Government Securities
  Fund
  0.50% of the first $250
  million.
  0.45% of the excess over $250
  million.                       $    24,526,516    $   107,471      $        0
 AIM V.I. Growth Fund
  0.65% of the first $250
  million.
  0.60% of the excess over $250
  million.                       $   178,637,892    $   916,484      $        0
 AIM V.I. Growth and Income
  Fund
  0.65% of the first $250
  million.
  0.60% of the excess over $250
  million.                       $   209,331,631    $   678,242      $        0

                                     TOTAL          AGGREGATE        WAIVERS
                                  NET ASSETS         NET FEES        FOR THE
         ANNUAL RATES            FOR THE MOST      PAID TO AIM        MOST
  (BASED ON AVERAGE DAILY NET      RECENTLY        FOR THE MOST     RECENTLY
            ASSETS)                COMPLETED    RECENTLY COMPLETED  COMPLETED
         FOR AIM FUNDS            FISCAL YEAR      FISCAL YEAR*    FISCAL YEAR
  ---------------------------   --------------- ------------------ -----------
 AIM V.I. International Equity
  Fund
  0.75% of the first $250
  million.
  0.70% of the excess over $250
  million.                      $   165,738,078    $   924,578     $        0
 AIM V.I. Money Market Fund
  0.40% of the first $250
  million.
  0.35% of the excess over $250
  million.                      $    63,529,493    $   264,855     $        0
 AIM V.I. Value Fund
  0.65% of the first $250
  million.
  0.60% of the excess over $250
  million.                      $   369,735,146    $ 1,955,091     $        0
SHORT-TERM INVESTMENTS CO.
 Liquid Assets Portfolio
  0.15%                         $ 2,086,944,322    $   125,264     $2,562,094
 Prime Portfolio
  0.20% of the first $100
  million.
  0.15% over $100 million up to
  $200 million.
  0.10% over $200 million up to
  $300 million.
  0.06% over $300 million up to
  $1.5 billion. 0.05% over $1.5
  billion.                      $ 6,151,948,355    $ 3,007,431     $        0
SHORT-TERM INVESTMENTS TRUST
 Treasury Portfolio
  0.15% of the first $300
  million.
  0.06% over $300 million up to
  $1.5 billion.
  0.05% of the excess over $1.5
  billion.                      $ 3,703,891,140    $ 2,227,788     $        0
 Treasury TaxAdvantage
  Portfolio
  0.20% of the first $250
  million.
  0.15% over $250 million up to
  $500 million.
  0.10% of the excess over $500
  million.                      $   457,196,150    $   675,795     $  116,126
TAX-FREE INVESTMENTS CO.
 Cash Reserve Portfolio
  0.25% of the first $500 mil-
  lion.
  0.20% of the excess over $500
  million.                      $ 1,004,111,157    $ 2,346,148     $  625,513

--------
   * AIM reimbursed expenses with respect to the following Funds: AIM Global Growth Fund, $11,719; AIM Global Income Fund, $18,300; Liquid Assets Portfolio, $116,930; Prime Portfolio, $61,100; Treasury Portfolio, $113,500; Treasury TaxAdvantage Portfolio, $25,600; and Cash Reserve Portfolio, $20,000.
  ** For the period 06/03/96 through 10/31/96.
 *** For the period 06/17/96 through 10/31/96.
**** Of the $7,360,028 paid to AIM, $2,442,907 was paid by AIM to TradeStreet
     Investment Associates, Inc. pursuant to a sub-advisory agreement.

                                    ANNEX H

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF THE PORTFOLIOS

  The following table sets forth, as of the Record Date, the record ownership of each Portfolio's issued and outstanding common stock by each 5% or greater shareholder. The Directors and executive officers of the Company and the nominees for Directors did not own 1% or more of the outstanding shares of any Portfolio as of the Record Date. The Company has no knowledge regarding beneficial ownership.

NAME AND ADDRESS                                AMOUNT OF      PERCENT OF
OF RECORD OWNER                              RECORD OWNERSHIP COMMON STOCK
----------------                             ---------------- ------------
EQUITY PORTFOLIO
Merrill Lynch, Pierce, Fenner & Smith, Inc.    274,477.000       16.35%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E., 3rd Fl.
Jacksonville, FL 32246
FLEX PORTFOLIO
Merrill Lynch, Pierce, Fenner & Smith, Inc.    932,748.000       12.36%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E., 3rd Fl.
Jacksonville, FL 32246
INCOME PORTFOLIO
Merrill Lynch, Pierce, Fenner & Smith, Inc.     52,372.000       10.21%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E., 3rd Fl.
Jacksonville, FL 32246
INTERNATIONAL VALUE PORTFOLIO
Merrill Lynch, Pierce, Fenner & Smith, Inc.    652,411.000       51.04%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E., 3rd Fl.
Jacksonville, FL 32246
MULTIFLEX PORTFOLIO
Merrill Lynch, Pierce, Fenner & Smith, Inc.    491,224.000        8.78%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E., 3rd Fl.
Jacksonville, FL 32246
REAL ESTATE PORTFOLIO
Merrill Lynch, Pierce, Fenner & Smith, Inc.     32,926.000        6.43%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive, E., 3rd Fl.
Jacksonville, FL 32246

                                    ANNEX I
                   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS
                                     OF AIM

  Set forth below is certain information regarding the directors and the principal executive officer of AIM.

 NAME              POSITION WITH AIM      PRINCIPAL OCCUPATION
 ----              -----------------      --------------------
 Charles T. Bauer  Director               See Director table under Proposal 4.
 Gary T. Crum      Director               Director and President, A I M Capital
                                          Management, Inc.; Director and Senior
                                          Vice President, A I M Management
                                          Group, Inc. and AIM; Director, A I M
                                          Distributors, Inc.; and Director,
                                          AMVESCAP PLC.
 Robert H. Graham  Director and President See Director table under Proposal 4.
 William H. Kleh   Director               Director and Senior Vice President,
                                          AIM; Director and Vice President, A I
                                          M Capital Management, Inc.; Director,
                                          Fund Management Company.; Senior Vice
                                          President, A I M Management Group,
                                          Inc.; and Vice President, A I M
                                          Distributors, Inc.
 J. Abbott Sprague Director               Director and President, A I M
                                          Institutional Fund Services, Inc. and
                                          Fund Management Company; Director and
                                          Senior Vice President, AIM; and
                                          Senior Vice President, A I M
                                          Management Group, Inc.

PROXY              INVESCO ADVISOR CASH MANAGEMENT PORTFOLIO              PROXY
                   -----------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF INVESCO ADVISOR FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                     JULY 9, 1997  3:00 P.M. EASTERN TIME

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR HIS OR HER SHARES AND APPOINTS HUBERT L. HARRIS, JR. AND TONY D. GREEN, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION, AS PROXIES, AND HEREBY AUTHORIZES THEM TO VOTE AS DESIGNATED BELOW, AS EFFECTIVELY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT, ALL THE SHARES OF INVESCO ADVISOR CASH MANAGEMENT PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON APRIL 30, 1997, AT THE SPECIAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT THEREOF, TO BE HELD AT 3:00 P.M. EASTERN TIME ON JULY 9, 1997 AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309.

THE FOLLOWING PROPOSALS APPLY TO SHARES YOU HOLD IN INVESCO ADVISOR CASH
                                                    --------------------
MANAGEMENT PORTFOLIO:
---------------------

1.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

4.  ELECTION OF BOARD OF DIRECTORS.

    /_/FOR  ALL NOMINEES LISTED BELOW               /_/WITHHOLD AUTHORITY  TO VOTE
    (EXCEPT AS INDICATED TO THE CONTRARY BELOW)     FOR ALL THE NOMINEES LISTED BELOW


    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    CHARLES T. BAUER, BRUCE L. CROCKETT, OWEN DALY II, JACK FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, JOHN F. KROEGER, LEWIS F. PENNOCK, IAN W. ROBINSON, LOUIS S. SKLAR

5.  APPROVAL OF AMENDED INVESTMENT RESTRICTIONS.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

6. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED OF INVESCO ADVISOR CASH MANAGEMENT PORTFOLIO WILL BE CAST FOR PROPOSALS 1 AND 5, AND FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OF WHICH THE DIRECTORS WERE NOT AWARE A REASONABLE TIME BEFORE THE SOLICITATION, THE UNDERSIGNED HEREBY AUTHORIZES PROXY HOLDERS TO VOTE IN THEIR DISCRETION ON SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED JUNE 2, 1997.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. PLEASE DATE THE PROXY.

                             _______________________________________

                             _______________________________________
                             Signature

                             Dated: _______________________, 1997

/_/  Check here if you plan to attend the Meeting.  _______ persons will attend.

PROXY                  INVESCO ADVISOR EQUITY PORTFOLIO                    PROXY
                       --------------------------------


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF INVESCO ADVISOR FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                     JULY 9, 1997  3:00 P.M. EASTERN TIME

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR HIS OR HER SHARES AND APPOINTS HUBERT L. HARRIS, JR. AND TONY D. GREEN, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION, AS PROXIES, AND HEREBY AUTHORIZES THEM TO VOTE AS DESIGNATED BELOW, AS EFFECTIVELY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT, ALL THE SHARES OF INVESCO ADVISOR EQUITY PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON APRIL 30, 1997, AT THE SPECIAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT THEREOF, TO BE HELD AT 3:00 P.M. EASTERN TIME ON JULY 9, 1997 AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309.


THE FOLLOWING PROPOSALS APPLY TO SHARES YOU HOLD IN INVESCO ADVISOR EQUITY
                                                    ----------------------
PORTFOLIO:
----------


1.   APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

2.A. APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND
     INVESCO CAPITAL MANAGEMENT, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

4.  ELECTION OF BOARD OF DIRECTORS.

     /_/FOR  ALL NOMINEES LISTED BELOW            /_/WITHHOLD AUTHORITY  TO VOTE
     (EXCEPT AS INDICATED TO THE CONTRARY BELOW)  FOR ALL THE NOMINEES LISTED BELOW


     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     CHARLES T. BAUER, BRUCE L. CROCKETT, OWEN DALY II, JACK FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, JOHN F. KROEGER, LEWIS F. PENNOCK, IAN W. ROBINSON, LOUIS S. SKLAR

5.   APPROVAL OF AMENDED INVESTMENT RESTRICTIONS.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

6. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED OF INVESCO ADVISOR EQUITY PORTFOLIO WILL BE CAST FOR PROPOSALS 1, 2.A AND 5, AND FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OF WHICH THE DIRECTORS WERE NOT AWARE A REASONABLE TIME BEFORE THE SOLICITATION, THE UNDERSIGNED HEREBY AUTHORIZES PROXY HOLDERS TO VOTE IN THEIR DISCRETION ON SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED June 2, 1997.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. PLEASE DATE THE PROXY.

                             _______________________________________

                             _______________________________________
                             Signature


                             Dated: _______________________, 1997

/_/  Check here if you plan to attend the Meeting.  _______ persons will attend.

PROXY                  INVESCO ADVISOR MULTIFLEX PORTFOLIO              PROXY
                       -----------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF INVESCO ADVISOR FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS

                     JULY 9, 1997  3:00 P.M. EASTERN TIME

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR HIS OR HER SHARES AND APPOINTS HUBERT L. HARRIS, JR. AND TONY D. GREEN, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION, AS PROXIES, AND HEREBY AUTHORIZES THEM TO VOTE AS DESIGNATED BELOW, AS EFFECTIVELY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT, ALL THE SHARES OF INVESCO ADVISOR MULTIFLEX PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON APRIL 30, 1997, AT THE SPECIAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT THEREOF, TO BE HELD AT 3:00 P.M. EASTERN TIME ON JULY 9, 1997
AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309.

THE FOLLOWING PROPOSALS APPLY TO SHARES YOU HOLD IN INVESCO ADVISOR MULTIFLEX
                                                    -------------------------
PORTFOLIO:
---------

1.   APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

2.B. APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND
     INVESCO MANAGEMENT & RESEARCH, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

4.  ELECTION OF BOARD OF DIRECTORS.

     /_/FOR  ALL NOMINEES LISTED BELOW            /_/WITHHOLD AUTHORITY  TO VOTE
     (EXCEPT AS INDICATED TO THE CONTRARY BELOW)  FOR ALL THE NOMINEES LISTED BELOW


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     CHARLES T. BAUER, BRUCE L. CROCKETT, OWEN DALY II, JACK FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, JOHN F. KROEGER, LEWIS F. PENNOCK, IAN W. ROBINSON, LOUIS S. SKLAR

5.   APPROVAL OF AMENDED INVESTMENT RESTRICTIONS.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN


6. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED OF INVESCO ADVISOR MULTIFLEX PORTFOLIO WILL BE CAST FOR PROPOSALS 1, 2.B AND 5, AND FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OF WHICH THE DIRECTORS WERE NOT AWARE A REASONABLE TIME BEFORE THE SOLICITATION, THE UNDERSIGNED HEREBY AUTHORIZES PROXY HOLDERS TO VOTE IN THEIR DISCRETION ON SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED JUNE 2, 1997.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. PLEASE DATE THE PROXY.

                             _______________________________________

                             _______________________________________
                             Signature

                             Dated: _______________________, 1997

/_/  Check here if you plan to attend the Meeting.  _______ persons will attend.

PROXY                INVESCO ADVISOR REAL ESTATE PORTFOLIO               PROXY
                     -------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF INVESCO ADVISOR FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS

                     JULY 9, 1997  3:00 P.M. EASTERN TIME

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR HIS OR HER SHARES AND APPOINTS HUBERT L. HARRIS, JR. AND TONY D. GREEN, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION, AS PROXIES, AND HEREBY AUTHORIZES THEM TO VOTE AS DESIGNATED BELOW, AS EFFECTIVELY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT, ALL THE SHARES OF INVESCO ADVISOR REAL ESTATE PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON APRIL 30, 1997, AT THE SPECIAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT THEREOF, TO BE HELD AT 3:00 P.M. EASTERN TIME ON JULY 9, 1997 AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309.

THE FOLLOWING PROPOSALS APPLY TO SHARES YOU HOLD IN INVESCO ADVISOR REAL ESTATE
                                                    ---------------------------
PORTFOLIO:
----------

1.   APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

2.C. APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND
     INVESCO REALTY ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

4.   ELECTION OF BOARD OF DIRECTORS.

     /_/FOR  ALL NOMINEES LISTED BELOW             /_/WITHHOLD AUTHORITY  TO VOTE
     (EXCEPT AS INDICATED TO THE CONTRARY BELOW)     FOR ALL THE NOMINEES LISTED BELOW


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     CHARLES T. BAUER, BRUCE L. CROCKETT, OWEN DALY II, JACK FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, JOHN F. KROEGER, LEWIS F. PENNOCK, IAN W. ROBINSON, LOUIS S. SKLAR

5.   APPROVAL OF AMENDED INVESTMENT RESTRICTIONS.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN


6. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED OF INVESCO ADVISOR REAL ESTATE PORTFOLIO WILL BE CAST FOR PROPOSALS 1, 2.C AND 5, AND FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OF WHICH THE DIRECTORS WERE NOT AWARE A REASONABLE TIME BEFORE THE SOLICITATION, THE UNDERSIGNED HEREBY AUTHORIZES PROXY HOLDERS TO VOTE IN THEIR DISCRETION ON SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED JUNE 2, 1997.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. PLEASE DATE THE PROXY.

                             _______________________________________

                             _______________________________________
                             Signature

                             Dated: _______________________, 1997

/_/  Check here if you plan to attend the Meeting.  _______ persons will attend.

PROXY            INVESCO ADVISOR INTERNATIONAL VALUE PORTFOLIO             PROXY
                 ---------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF INVESCO ADVISOR FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                     JULY 9, 1997  3:00 P.M. EASTERN TIME

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR HIS OR HER SHARES AND APPOINTS HUBERT L. HARRIS, JR. AND TONY D. GREEN, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION, AS PROXIES, AND HEREBY AUTHORIZES THEM TO VOTE AS DESIGNATED BELOW, AS EFFECTIVELY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT, ALL THE SHARES OF INVESCO ADVISOR INTERNATIONAL VALUE PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON APRIL 30, 1997, AT THE SPECIAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT THEREOF, TO BE HELD AT 3:00 P.M. EASTERN TIME ON JULY 9, 1997 AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309.

THE FOLLOWING PROPOSALS APPLY TO SHARES YOU HOLD IN INVESCO ADVISOR
                                                    ---------------
INTERNATIONAL VALUE PORTFOLIO:
------------------------------


1.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

3. APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND INVESCO GLOBAL ASSET MANAGEMENT LIMITED.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

4.  ELECTION OF BOARD OF DIRECTORS.

     /_/FOR  ALL NOMINEES LISTED BELOW             /_/WITHHOLD AUTHORITY  TO VOTE
     (EXCEPT AS INDICATED TO THE CONTRARY BELOW)   FOR ALL THE NOMINEES LISTED BELOW


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     CHARLES T. BAUER, BRUCE L. CROCKETT, OWEN DALY II, JACK FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, JOHN F. KROEGER, LEWIS F. PENNOCK, IAN W. ROBINSON, LOUIS S. SKLAR

5.   APPROVAL OF AMENDED INVESTMENT RESTRICTIONS.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

6. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED OF INVESCO ADVISOR INTERNATIONAL VALUE PORTFOLIO WILL BE CAST FOR PROPOSALS 1, 3 AND 5,AND FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OF WHICH THE DIRECTORS WERE NOT AWARE A REASONABLE TIME BEFORE THE SOLICITATION, THE UNDERSIGNED HEREBY AUTHORIZES PROXY HOLDERS TO VOTE IN THEIR DISCRETION ON SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED JUNE 2, 1997.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. PLEASE DATE THE PROXY.

                             _______________________________________

                             _______________________________________
                             Signature

                             Dated: _______________________, 1997

/_/  Check here if you plan to attend the Meeting.  _______ persons will attend.

PROXY                                                                      PROXY

                        INVESCO ADVISOR FLEX PORTFOLIO,
                        -------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF INVESCO ADVISOR FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                     JULY 9, 1997  3:00 P.M. EASTERN TIME

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR HIS OR HER SHARES AND APPOINTS HUBERT L. HARRIS, JR. AND TONY D. GREEN, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION, AS PROXIES, AND HEREBY AUTHORIZES THEM TO VOTE AS DESIGNATED BELOW, AS EFFECTIVELY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT, ALL THE SHARES OF INVESCO ADVISOR FLEX PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON APRIL 30, 1997, AT THE SPECIAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT THEREOF, TO BE HELD AT 3:00 P.M. EASTERN TIME ON JULY 9, 1997 AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309.

THE FOLLOWING PROPOSALS APPLY TO SHARES YOU HOLD IN INVESCO ADVISOR FLEX
                                                    --------------------
PORTFOLIO:
---------

1.   APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

2.A. APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND
     INVESCO CAPITAL MANAGEMENT, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

4.  ELECTION OF BOARD OF DIRECTORS.

     /_/FOR  ALL NOMINEES LISTED BELOW            /_/WITHHOLD AUTHORITY  TO VOTE
     (EXCEPT AS INDICATED TO THE CONTRARY BELOW)  FOR ALL THE NOMINEES LISTED BELOW


     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     CHARLES T. BAUER, BRUCE L. CROCKETT, OWEN DALY II, JACK FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, JOHN F. KROEGER, LEWIS F. PENNOCK, IAN W. ROBINSON, LOUIS S. SKLAR

5.   APPROVAL OF AMENDED INVESTMENT RESTRICTIONS.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

6. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED OF INVESCO ADVISOR FLEX PORTFOLIO WILL BE CAST FOR PROPOSALS 1, 2.A AND 5, AND FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OF WHICH THE DIRECTORS WERE NOT AWARE A REASONABLE TIME BEFORE THE SOLICITATION, THE UNDERSIGNED HEREBY AUTHORIZES PROXY HOLDERS TO VOTE IN THEIR DISCRETION ON SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED June 2, 1997.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. PLEASE DATE THE PROXY.

                             _______________________________________

                             _______________________________________
                             Signature


                             Dated: _______________________, 1997

/_/  Check here if you plan to attend the Meeting.  _______ persons will attend.

PROXY                                                                      PROXY

                       INVESCO ADVISOR INCOME PORTFOLIO
                       --------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF INVESCO ADVISOR FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                     JULY 9, 1997  3:00 P.M. EASTERN TIME

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR HIS OR HER SHARES AND APPOINTS HUBERT L. HARRIS, JR. AND TONY D. GREEN, AND EACH OF THEM, WITH THE POWER OF SUBSTITUTION, AS PROXIES, AND HEREBY AUTHORIZES THEM TO VOTE AS DESIGNATED BELOW, AS EFFECTIVELY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT, ALL THE SHARES OF INVESCO ADVISOR INCOME PORTFOLIO HELD OF RECORD BY THE UNDERSIGNED ON APRIL 30, 1997, AT THE SPECIAL MEETING OF SHAREHOLDERS, OR ANY ADJOURNMENT THEREOF, TO BE HELD AT 3:00 P.M. EASTERN TIME ON JULY 9, 1997 AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309.

THE FOLLOWING PROPOSALS APPLY TO SHARES YOU HOLD IN INVESCO ADVISOR INCOME
                                                    ----------------------
PORTFOLIO:
---------

1.   APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

2.A. APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN A I M ADVISORS, INC. AND
     INVESCO CAPITAL MANAGEMENT, INC.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

4.  ELECTION OF BOARD OF DIRECTORS.

     /_/FOR  ALL NOMINEES LISTED BELOW            /_/WITHHOLD AUTHORITY  TO VOTE
     (EXCEPT AS INDICATED TO THE CONTRARY BELOW)  FOR ALL THE NOMINEES LISTED BELOW


     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     CHARLES T. BAUER, BRUCE L. CROCKETT, OWEN DALY II, JACK FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, JOHN F. KROEGER, LEWIS F. PENNOCK, IAN W. ROBINSON, LOUIS S. SKLAR

5.   APPROVAL OF AMENDED INVESTMENT RESTRICTIONS.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

6. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     /_/  FOR                  /_/  AGAINST                     /_/  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES HELD BY THE UNDERSIGNED OF INVESCO ADVISOR INCOME PORTFOLIO WILL BE CAST FOR PROPOSALS 1, 2.A AND 5, AND FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OF WHICH THE DIRECTORS WERE NOT AWARE A REASONABLE TIME BEFORE THE SOLICITATION, THE UNDERSIGNED HEREBY AUTHORIZES PROXY HOLDERS TO VOTE IN THEIR DISCRETION ON SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED June 2, 1997.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE. PLEASE DATE THE PROXY.

                             _______________________________________

                             _______________________________________
                             Signature


                             Dated: _______________________, 1997

/_/  Check here if you plan to attend the Meeting.  _______ persons will attend.